UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5993

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2019

Item 1.  Reports to Stockholders.

Semi-Annual Report
June 30, 2019
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.homesteadfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.258.3030, option 1, or by sending an email request to Homestead Funds at invest@homesteadfunds.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.258.3030, option 1, or send an email request to invest@homesteadfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 17, 2019, for each fund as of June 30, 2019. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President’s Letter
2019 Semi-Annual Report

July 17, 2019
Dear Shareholders:
Investors saw U.S. stocks trend higher in the first six months of 2019, buoyed by positive economic data and solid corporate earnings. Volatility returned in the later part of the period as trade tensions with China escalated. Treasury yields fell as investors snapped up safe-haven assets, pushing bond prices higher. The escalated rhetoric fuels investors’ fears of a trade war and could mean that we experience wider than typical swings in asset prices over the coming months. We encourage investors to stay focused on their long-term goals.
On May 1, 2019, Homestead Funds added the Intermediate Bond Fund to its lineup of now nine no-load fund options. We believe that the fund could offer investors the potential to earn a higher level of current income than the shorter-term fixed-income funds offered in the Homestead Funds complex. Portfolio maturity is expected to be between three and 10 years. This actively managed portfolio is overseen by Mauricio Agudelo and Ivan Naranjo, the same portfolio managers who oversee Homestead’s other bond funds. The managers’ first report to shareholders is included here.
In July, we unveiled a refreshed homesteadfunds.com. With the redesign, we sought to put investors in the driver’s seat by organizing the information and resources available on the site around your goals. When you visit, you’re encouraged to “pick your path.” Are you investing for a large purchase, like the down payment on a home or new car? Or are you building an emergency savings account? Alternatively, you can access financial planning help based on your life stage. Are you early or late in your career?
We also expanded the resources dedicated to our partners in the rural electric cooperative community. If you’re a co-op leader or benefits administrator, you’ll want to visit the website to see how we are helping co-ops just like yours manage balance sheet assets and encourage their employees to maintain financial fitness.
If you have questions about your Homestead Funds portfolio, we invite you to get in touch with our team of registered representatives who work with investors daily. Our associates can help you understand the factors influencing the capital markets and check that your levels of exposure to different asset classes are in line with your goals. Please feel free to give us a call at 800.258.3030, option 2.
We appreciate your trust and confidence.
Sincerely,
Mark D. Santero
CEO, President, and Director
Homestead Funds
Mark Santero
CEO, President and Director

Daily Income Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund earned a return of 0.82% for the first half of 2019. The seven-day current annualized yield was 1.62% as of June 30, 2019, little changed from the 1.58% on December 31, 2018. With the Federal Reserve maintaining the federal funds rate band between 2.25% and 2.50%, the fund earned enough interest income to cover its expenses and provide income to its shareholders. We sought to enhance the performance of the fund in the first quarter of the year by keeping the percentage of short-term assets at approximately 6% in order to better position the portfolio to take advantage of increasing yields in government securities; however, as the yield curve started to invert (even for securities at the front of the curve) at the end of the second quarter, the portfolio was adjusted to retain higher cash balances in an attempt to mitigate the effects on the fund’s yield.
Market Conditions
The U.S. economy continued to improve into 2019; however, questions remained as to how long that improvement might last. After a surprisingly strong 3.1% rise in gross domestic product (GDP) in the first quarter of 2019, some uncertainties in outlook started to show in the second quarter data. Currently, the consensus among economists is for GDP to rise by an annual rate of approximately 2.6% in the second quarter of 2019. Despite this growth, Fed forecasts still only indicate a relatively modest 2.1% gain in GDP for all of 2019.
Although the Fed’s analysis of the data suggests good overall economic activity in the first half of 2019, specific issues remain. Household spending picked up from earlier in the year, while indicators of business fixed investment remained somewhat soft. Several labor market measurements during this period in 2019 continued to show strong growth: Initial jobless claims remain below 225,000 on average, continuing claims trended around 1.7 million and the unemployment rate declined to 3.7%. Wage gains, however, have remained at approximately 3.2%, which is historically low for this late in the business cycle. Although this is a continuation from last year, we believe sustained improvement in labor productivity will be the key to economic growth in general as well as wage gains for the rest of 2019 and beyond. On a 12-month basis, overall inflation (even that which excludes food and energy prices) is running below 2.0%, and expectations for longer-term inflation were little changed.
Outlook
After the Federal Open Market Committee (FOMC), the Fed’s policy-making body, decided to maintain its target for the federal funds rate to between 2.25% and 2.50% in June 2019, the question then became how many rate cuts seem likely for the rest of the year given the uncertainty of economic and
Investment Advisor: RE Advisers Corporation
Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

financial market outlooks. Market forecasts indicate a possible 0.75% decrease in the federal funds rate during 2019; however, the FOMC is a very cautious decision maker, and the timing and size of interest rate decreases and the suspension of the portfolio unwinding process will remain very much dependent upon the data and the situation at the time, in our view. We believe that continued growth in the economy, improvement in labor markets and stability in financial markets, albeit with an inverting yield curve, create a challenging environment for the FOMC; however, with inflation on a 12-month basis expected to remain somewhat near the FOMC’s 2.0% objective in the medium term, we believe monetary policy is likely to remain slightly accommodative to support a strong labor market and a sustained return to 2% inflation. The risks to the economic outlook continue to appear roughly balanced, in our view.
The timing of these interest rate decreases notwithstanding, we believe that investors in money market funds such as the Daily Income Fund should continue to see income on their investments in 2019. We must be prepared to operate in this type of challenging interest rate environment by constantly adjusting the investment mix and weighted average maturity of the portfolio. We will prudently take advantage of opportunities as they become available to enhance yield in a manner that is and consistent with our management of the fund as a government money market fund.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	1.50	0.42	0.22

Yield
Annualized 7-day current yield quoted 6/30/19	1.62%

Security Diversification
	% of Total Investments
	as of 12/31/18	as of 6/30/19
U.S. government and agency obligations	94.4	85.1
Short-term and other assets*	5.6	14.9
Total	100.0%	100.0%

Maturity
	as of 12/31/18	as of 06/30/19
Average weighted maturity	39 days	32 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the five- and 10-year periods. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
*Represents investment in an unaffiliated U.S. government money market fund.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 2.41% for the first half of 2019, trailing its benchmark index, the ICE BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which returned 3.06%.
The fund’s overall lower interest rate exposure relative to the benchmark detracted from performance during the period; however, the fixed-income team swiftly moved to narrow the duration gap at the beginning of the year, which ultimately contributed positively to performance. The fund’s allocation to out-of-benchmark issuers in the corporate sector through issuers guaranteed by the Export-Import Bank of the United States also contributed during the period. The fund’s underweight to Treasuries also detracted from performance.
The fund added substantial holdings in U.S. Treasuries with a preference for two-to-five-year maturities with the ultimate goal of narrowing the duration gap relative to the benchmark. We believed that the price action experienced in the fourth quarter of 2018, coupled with softening inflation, warranted the increase in duration.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making body, halted the pace of rate increases, taking a patient stance in a period of slowing inflation and elevated trade tensions. The labor market has held steady gains albeit at a slower pace than for the same period in the first half of 2018. The unemployment rate improved to 3.7% at the end of June from 3.9% at the end of 2018. Monetary policy remained accommodative, supporting strong labor market conditions and price stability. Inflation has slowed with the latest reading on core personal consumption expenditures (PCE) at 1.60% from 1.95% at the end of 2018. The FOMC expects that rate cuts in the target range for the federal funds rate will be warranted over the near future to mitigate the uncertain outlook over trade.
Treasury yields declined during the period as market participants adjusted to future expectations of Fed policy. Three-month Libor and two-, three- and five-year Treasury yields declined 49, 76, 75 and 75 basis points respectively. The yield curve displayed a downward shift with the closely watched two-year vs. 10-year Treasury spread finishing at 24.8 at the end of June from 19.2 at the end of 2018.
The first half of 2019 experienced a risk on behavior with all major equity and fixed-income indices finishing with absolute positive returns. The market certainly welcomed the support of the Fed, and investment-grade credit spreads tightened from 143 to 109 basis points during the period. Geopolitical concerns and the risk of escalation to a global trade war due to tariffs imposed by President Trump’s administration contributed greatly to the increase in volatility. A potential trade agreement between the U.S. and China fell apart in May, elevating the level of uncertainty and
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

forcing global central banks (the European Central Bank and the Federal Reserve) to commit to loosen monetary policy in the near future.
Outlook
The economy continues to deliver solid and stable growth and in our view should continue to expand closer to long-term trends. Global growth has pulled back a bit, and we believe the overall environment remains somewhat healthy despite trade uncertainty. Consumer confidence remains strong with unemployment still near multi-decade lows. We believe that consumer price inflation, as measured by the 12-month percentage change in the PCE price index, should remain below the 2% goal. According to its June 2019 statement, the FOMC is closely monitoring uncertainties regarding trade in determining the future adjustment to the fed funds rate.
On the fiscal side, we are hopeful that President Trump’s administration will come to a trade agreement with China toward the second half of 2019; however, we remain vigilant of the downside risks associated with an escalation of a trade war with China. On a global scale, we are also watchful of the eurozone and any monetary policy decisions made by the European Central Bank. We intend to continue to maintain the fund’s duration slightly below the benchmark’s while opportunistically looking to adjust the duration closer to the index as we approach what we believe are the later stages of the economic expansion.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	3.59	1.13	1.33
ICE BofAML 1-5 Year U.S. Treasury Index	4.89	1.54	1.73

Security Diversification
	% of Total Investments
	as of 12/31/18	as of 6/30/19
U.S. government and agency obligations	58.1	66.3
Corporate bonds–government guaranteed	21.3	25.4
Corporate bonds–other	8.4	3.2
Asset-backed securities	3.4	2.0
Certificates of deposit	1.5	0.6
Mortgage-backed securities	2.2	0.1
Municipal bonds	0.3	0.0
Short-term and other assets	4.8	2.4
Total	100.0%	100.0%

Maturity
	as of 12/31/18	as of 06/30/19
Average weighted maturity	1.71	2.08
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year U.S. Treasury Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 2.85% for the first half of 2019, trailing its benchmark index, the ICE BofA Merrill Lynch 1-5 Year Corporate/Government Index, which returned 3.59%.
The fund’s shorter duration relative to the benchmark, as measured by effective duration, was the primary contributor to underperformance in a period of falling interest rates. The fund benefited from its exposure to the asset-backed sector primarily in the form of consumer loans and auto loans. Additionally, municipal and utility bonds were also strong contributors to overall performance. The fund’s underweight to Treasuries also detracted from performance.
The fund added substantial holdings in U.S. Treasuries with a preference for two-to-five-year maturities with the ultimate goal of narrowing the duration gap relative to the benchmark. We believed that the price action experienced in the fourth quarter of 2018, coupled with softening inflation, warranted the increase in duration.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making body, halted the pace of rate increases, taking a patient stance in a period of slowing inflation and elevated trade tensions. The labor market has held steady gains albeit at a slower pace than for the same period in the first half of 2018. The unemployment rate improved to 3.7% at the end of June from 3.9% at the end of 2018. Monetary policy remained accommodative, supporting strong labor market conditions and price stability. Inflation has slowed with the latest reading on core personal consumption expenditures (PCE) at 1.60% from 1.95% at the end of 2018. The FOMC expects that rate cuts in the target range for the federal funds rate will be warranted over the near future to mitigate the uncertain outlook over trade.
Treasury yields declined during the period as market participants adjusted to future expectations of Fed policy. Three-month Libor and two-, three- and five-year Treasury yields declined 49, 76, 75 and 75 basis points respectively. The yield curve displayed a downward shift with the closely watched two-year vs. 10-year Treasury spread finishing at 24.8 at the end of June from 19.2 at the end of 2018.
The first half of 2019 experienced a risk on behavior with all major equity and fixed-income indices finishing with absolute positive returns. The market certainly welcomed the support of the Fed, and investment-grade credit spreads tightened from 143 to 109 basis points during the period. Geopolitical concerns and the risk of escalation to a global trade war due to tariffs imposed by President Trump’s administration contributed greatly to the increase in volatility. A potential trade agreement between the U.S. and China fell apart in May, elevating the level of uncertainty and forcing global central banks (the European Central Bank and the Federal Reserve) to commit to loosen monetary policy in the near future.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Outlook
The economy continues to deliver solid and stable growth and in our view should continue to expand closer to long-term trends. Global growth has pulled back a bit, and we believe the overall environment remains somewhat healthy despite trade uncertainty. Consumer confidence remains strong with unemployment still near multi-decade lows. We believe that consumer price inflation, as measured by the 12-month percentage change in the PCE price index, should remain below the 2% goal. According to its June 2019 statement, the FOMC is closely monitoring uncertainties regarding trade in determining the future adjustment to the fed funds rate.
On the fiscal side, we are hopeful that President Trump’s administration will come to a trade agreement with China toward the second half of 2019; however, we remain vigilant of the downside risks associated with an escalation of a trade war with China. On a global scale, we are also watchful of the eurozone and any monetary policy decisions made by the European Central Bank. We intend to continue to maintain the fund’s duration slightly below the benchmark’s while opportunistically looking to adjust the duration closer to the index as we approach what we believe are the later stages of the economic expansion.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	3.97	1.73	3.01
ICE BofAML 1-5 Year Corp./Gov. Index	5.37	1.85	2.31

Security Diversification
	% of Total Investments
	as of 12/31/18	as of 6/30/19
U.S. government and agency obligations	11.4	43.3
Corporate bonds–other	37.4	24.9
Asset-backed securities	21.7	14.7
Yankee bonds	10.3	7.6
Municipal bonds	14.5	5.7
Mortgage-backed securities	0.8	0.2
Corporate bonds–government guaranteed*	0.0	0.0
Short-term and other assets	3.9	3.6
Total	100.0%	100.0%

Maturity
	as of 12/31/18	as of 06/30/19
Average weighted maturity	1.52	2.19
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year Corp./Gov. Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Less than 0.10%
Performance Evaluation

Intermediate Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 2.54% for the period since inception on May 1, 2019, through period end, trailing its benchmark index, the Bloomberg Barclays U.S. Aggregate Index, which returned 3.03%.
The fund’s slightly shorter duration relative to the benchmark, as measured by effective duration, was the primary contributor to underperformance in a period of falling interest rates. The fund benefited from its exposure to the banking, technology and agency sectors. Additionally, auto loans and consumer loans were also positive contributors to overall performance.
The fund added holdings across sectors including but not limited to Treasuries, agency mortgage-backed securities, financials, industrials and asset-backed securities in an effort to maintain a nearly neutral stance relative to the benchmark in a period of falling rates and stable credit spreads.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making body, halted the pace of rate increases, taking a patient stance in a period of slowing inflation and elevated trade tensions. The labor market has held steady gains albeit at a slower pace than for the same period in the first half of 2018. The unemployment rate improved to 3.7% at the end of June from 3.9% at the end of 2018. Monetary policy remained accommodative, supporting strong labor market conditions and price stability. Inflation has slowed with the latest reading on core personal consumption expenditures (PCE) at 1.60% from 1.95% at the end of 2018. The FOMC expects that rate cuts in the target range for the federal funds rate will be warranted over the near future to mitigate the uncertain outlook over trade.
Treasury yields declined during the first half of 2019 as market participants adjusted to future expectations of Fed policy. Three-month Libor and two-, three- and five-year Treasury yields declined 49, 76, 75 and 75 basis points respectively. The yield curve displayed a downward shift with the closely watched two-year vs. 10-year Treasury spread finishing at 24.8 at the end of June from 19.2 at the end of 2018.
In the fund’s first few months of operations, we implemented a close-to-neutral stance versus the benchmark due to the risks and uncertainties in the global economy. Geopolitical concerns and the potential for a global trade war due to tariffs imposed by President Trump’s administration contributed greatly to the increase in volatility. The outlook for a trade agreement between the U.S. and China fell apart in May, elevating the level of uncertainty and forcing global central banks (the European Central Bank and the Federal Reserve) to commit to loosen monetary policy in the near future.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Outlook
The economy continues to deliver solid and stable growth and in our view should continue to expand closer to long-term trends. Global growth has pulled back a bit, and we believe the overall environment remains somewhat healthy despite trade uncertainty. Consumer confidence remains strong with unemployment still near multi-decade lows. We believe that consumer price inflation, as measured by the 12-month percentage change in the PCE price index, should remain below the 2% goal. According to its June 2019 statement, the FOMC is closely monitoring uncertainties regarding trade in determining the future adjustment to the fed funds rate.
On the fiscal side, we are hopeful that President Trump’s administration will come to a trade agreement with China toward the second half of 2019; however, we remain vigilant of the downside risks associated with an escalation of a trade war with China. On a global scale, we are also watchful of the eurozone and any monetary policy decisions made by the European Central Bank.

                Performance Evaluation

Intermediate Bond Fund

Aggregate Since Inception Return (for the period 05/01/19 to 06/30/19)
Since Inception 05/01/19%
Intermediate Bond Fund	2.54
Bloomberg Barclays U.S. Agg Index	3.03

Security Diversification
% of Total Investments
as of 6/30/19
U.S. government and agency obligations	28.4
Corporate bonds–other	20.7
Mortgage-backed securities	19.2
Asset-backed securities	4.4
Yankee bonds	1.6
Short-term and other assets	25.7
Total	100.0%

Maturity
as of 06/30/19
Average weighted maturity	7.09
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg Barclays U.S. Agg Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the period shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Performance
For the six months ended June 30, 2019, the U.S. large-cap market metric and the fund’s benchmark, the S&P 500, returned 18.54%, and the Stock Index Fund tracked closely with a return of 18.25%. The S&P 500 is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.
During the six-month period, as changes were made to the composition of the S&P 500, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
The first three months of the year brought the strongest quarterly return for the S&P 500 since 2009 and marked the best start to the year since 1998.
All 11 of the Global Industry Classification Standard (GICS) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth and the Federal Reserve’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed and was responsible for 29% of the S&P 500’s overall rally. Real estate was the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but they still posted a respectable gain.
In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.
On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year over year in January, below the Fed’s inflation target of 2%.
Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first-quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.
While all sector returns were positive in the first quarter of 2019, the strongest returns in the S&P 500 came from information technology (+19.9%), real estate (+17.5%) and industrials (+17.2%). The lowest sector returns came from health care (+6.6%), followed by financials (+8.6%) and materials (+10.3%).
The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June announcement from the Federal Open Market Committee (FOMC), Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.
Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The S&P 500 declined in May on these renewed trade concerns; however, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month-end.
Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.
Ten out of the 11 GICS sectors advanced in the second quarter of 2019. The financial sector (+8.0%) outperformed and was responsible for 1% of the S&P 500’s overall rally, despite a general decline in interest rates throughout the quarter. The materials sector (+6.2%) was the second best-performing sector followed by information technology (+6.1%). The energy sector (–2.8%) was the only sector to finish in negative territory.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	9.77	10.11	14.08
Standard & Poor’s 500 Stock Index	10.42	10.71	14.70
Sector Diversification
% of Total Investments as of 6/30/19
Information technology	21.2
Health care	13.9
Financials	13.0
Consumer discretionary	10.0
Communication services	10.0
Industrials	9.3
Consumer staples	7.1
Energy	4.9
Utilities	3.3
Real estate	3.0
Materials	2.8
Short-term and other assets	1.5
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/19
Microsoft Corp.	4.1
Apple, Inc.	3.5
Amazon.com, Inc.	3.2
Alphabet, Inc.	2.6
Facebook, Inc.	1.9
Berkshire Hathaway, Inc.	1.7
Johnson & Johnson	1.5
JPMorgan Chase & Co.	1.5
Exxon Mobil Corp.	1.3
Visa Inc.	1.2
Total	22.5%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund posted a return of 16.17% for the first six months of 2019 while its benchmark index, the S&P 500 Value Index, returned 16.70%. Fund performance was driven by holdings in the information technology, health care and materials sectors. Consumer staples, utilities and real estate were underrepresented in the fund and detracted from the fund’s results.
Portfolio Review
In the technology sector, the fund was overweight and outperformed the index. Stocks contributing to returns during the period in this sector included Leidos Holdings, Microsoft and Visa. Microsoft continues to deliver strong financial results with a cloud computing business that is growing rapidly in a duopoly market coupled with a dominant enterprise productivity software franchise. The ongoing secular shift from cash to digital payments should continue to power solid growth at Visa even in a weak economic environment, in our view.
In the health care sector, the fund was overweight the sector and outperformed the index. The life sciences holdings outperformed with a contribution from Mettler Toledo. Although Abbott increased in value by double-digit levels in the first half of the year, the health care equipment subsector underperformed the benchmark during the period. Pharmaceuticals were overweight and underperformed. Bristol-Myers Squibb underperformed as concerns about drug pricing and the company’s pending acquisition of Celgene have continued to pressure the stock. We added the health insurers Cigna and Centene to the portfolio.
The fund was underweight the financials sector, but the portfolio’s holdings outperformed the benchmark’s. Both banks and insurers realized double-digit returns during the period with the exception of Wells Fargo.
In the materials sector, the fund was overweight and outperformed the benchmark. The packaging subsector exhibited strength with Avery Dennison, while the chemicals subsector detracted versus the benchmark. DowDupont (Dow) was down during the period. A weak global economy has presented significant demand and pricing headwinds to the petrochemical industry where Dow is one of the leading manufacturers of ethylene and plastics in the world.
In the industrials sector, the fund was slightly overweight the index and performed in line with the benchmark. Honeywell led performance in this sector. We also initiated a position in Stanley Black & Decker. We believe this global producer of power and hand tools, with leading brands such as DeWalt and Craftsman, has one of the most robust organic and acquisition growth profiles in the industrials sector.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

Outlook
The overall market backdrop was mixed in the first half of 2019. We believe that U.S. companies are poised to report second-quarter earnings that are below their year-ago totals. Global gross domestic product growth continued to soften but only marginally. The U.S. remains a relative stronghold, in our view, with further expansion in manufacturing activity and continued job creation in the labor markets. The outlook for a U.S.-China deal faltered, though many believe it will ultimately be resolved when the political incentives are in place. Inflation data continued to come in incrementally lower over the period, a key factor for the policy outlook of the Federal Reserve. The Fed’s likely switch back to an easing stance would realign U.S. policy with other developed market central banks. U.S. investors are now forecasting one or two interest rate cuts during 2019, a complete about-face from the rate hikes forecast six months prior.
Regardless of the macro backdrop, we continue to search for stocks that we believe will reward shareholders over the long run. We have added to names in a number of areas to take advantage of opportunities presented by policy debates and the short-termism of market participants. We believe that health insurance stocks, for example, have been plagued with the prospect of a “public option” plan. In our view this has given us an opportunity to buy good businesses with double-digit earnings growth potential in an industry that enjoys significant barriers to entry and scale benefits.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Value Fund	11.19	9.10	13.90
Standard & Poor’s 500 Value Index	8.67	7.92	13.10
Sector Diversification
% of Total Investments as of 6/30/19
Health care	23.0
Information technology	21.7
Financials	15.8
Industrials	12.1
Energy	10.0
Materials	8.8
Communication services	5.3
Consumer discretionary	2.6
Short-term and other assets	0.7
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/19
Microsoft Corp.	5.3
Visa Inc.	5.1
Parker-Hannifin Corp.	4.4
Avery Dennison Corp.	4.3
Honeywell International, Inc.	4.2
Cisco Systems, Inc.	4.2
JPMorgan Chase & Co.	4.0
Allstate Corp.	3.9
Alphabet, Inc.	3.9
Chevron Corp.	3.9
Total	43.2%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Value Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, T. Rowe Price Associates
Performance
The fund posted positive results in the first half of 2019 with a return of 18.13%, but underperformed its benchmark, the Russell 1000 Growth Index, which returned 21.49% during the period. Broadly speaking, both sector allocation and stock selection detracted from relative performance.
Portfolio Review
The health care sector was the largest detractor from relative performance, due to an overweight allocation and stock choices like Cigna and UnitedHealth Group. Shares of Cigna came under pressure due to disappointing guidance, proposed drug pricing rebate reform, and the introduction of the Medicare for All Act. We believe Cigna’s merger with Express Scripts presents attractive synergies that could help unlock shareholder value for the combined entity. Shares of UnitedHealth Group also weighed on relative performance. Despite better-than-expected topline growth and margin improvement, shares of the company sold off after presidential candidate Bernie Sanders revealed his vision for a single-payer health care plan. We believe UnitedHealth Group is well diversified and should see accelerated earnings growth as a result of improving Medicare performance, continued growth in its Medicaid business, its exit from the Affordable Care Act insurance exchanges, and disruption among peers due to deal-related distractions. We believe the overhang of Democratic proposals for a single-payer health care system is a threat that is unlikely to be realized but that will cause a disconnect between fundamentals and trading activity.
Stock selection in financials also hindered relative returns, driven by Charles Schwab and TD Ameritrade. The Fed’s pause on interest rate hikes and anticipated future rate cuts, along with pricing pressure within the industry, weighed on shares of Charles Schwab. Although the company has significant earnings leverage to rising interest rates, we believe it is more than just a play on rates. We believe Charles Schwab is a premier franchise that should deliver durable earnings growth as it continues to gather assets, drive scale efficiencies, and grow its bank with low-cost brokerage sweep deposits. Similarly, indications by the Fed of its willingness to cut rates, industry pricing pressure, and declining client cash balances as investors chase rising equity markets weighed on TD Ameritrade shares. We like TD Ameritrade because we believe it boasts a defensible, capital-light, and scalable model with attractive operating margins that we feel should drive organic growth and return value to shareholders without taking on credit or balance sheet.
An underweight position in information technology weighed on relative results, while security selection partially offset the negative effect.
The consumer staples sector had a positive impact on relative performance due to a beneficial underweight position.
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

Stock choices in the consumer discretionary sector aided relative returns, led by Amazon.com and Hilton Worldwide Holdings.
Outlook
Going forward, we recognize financial markets face significant risks. The unsettled trade negotiations with China top our concerns, and we are also mindful of the slowdown in global economic growth; however, we feel the basic building blocks of stock performance remain. Specifically, corporate earnings continue to grow at solid rates, and the revenue growth underlying earnings remains resilient. It is true that corporate tax reform boosted earnings in 2018, which will create more difficult comparisons. That said, valuations, which were becoming a significant potential impediment to future stock performance, appear more reasonable, especially following the market pullback late last year. We recognize that it is difficult to forecast how macro factors will develop and how much they will affect stock prices. Therefore, we continue to favor companies that we believe can generate strong earnings and free cash flow growth in most scenarios.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Growth Fund	9.63	14.76	17.33
Russell 1000 Growth Index	11.56	13.39	16.28
Sector Diversification
% of Total Investments as of 6/30/19
Information technology	30.4
Consumer discretionary	19.6
Communication services	17.3
Health care	15.4
Industrials	9.3
Financials	3.7
Utilities	1.3
Consumer staples	0.9
Energy	0.5
Short-term and other assets	1.6
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/19
Amazon.com, Inc.	8.5
Microsoft Corp.	7.1
Alphabet, Inc.	6.3
Facebook, Inc.	5.6
Visa Inc.	5.2
Boeing Co.	4.8
Stryker Corp.	2.3
Tencent Holdings Ltd. ADR	2.3
Intuit, Inc.	2.3
Alibaba Group Holding Ltd. ADR	2.2
Total	46.6%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 20.04% for the first six months of 2019 versus a return of 16.98% for the Russell 2000 Index, the fund’s benchmark. The fund’s holdings in the financials, industrials, materials, information technology and consumer discretionary sectors contributed to first-half results. Energy holdings detracted from performance as oil prices moved lower in May and June.
Portfolio Review
In the financial services sector, Kinsale was a strong performer. The specialty insurer is experiencing robust and profitable growth and favorable competitive dynamics. Encore Capital was also positive for performance as the efficiency of its operations yielded stronger collections. The fund’s bank holdings were strong for the most part during the period, led by the performance of Metropolitan Bank and Cadence Bancorporation. We eliminated the fund’s position in National Bankshares.
In the industrials sector, prospects for renewed and prolonged growth in the economic cycle buoyed the performance of Wellbilt and NN Inc. To reduce cyclicality in the portfolio we lowered the fund’s exposure to the industrials sector from over 33% one year ago, to just over 20% at the end of June 2019. We increased the fund’s weightings in both information technology and health care.
In the materials sector, Summit Materials was up 55% in the first half of the year thanks to improving fundamentals in the aggregates industry as well as a Reuters report that Grupo Argos, a Columbian construction materials producer, had approached Summit about a merger. We eliminated the fund’s position in Myers Industries.
In the information technology sector Belden, Descartes Systems, J2Global and Mantech were particularly strong during the period. Belden’s strength was based on possible corporate portfolio refinements, a more favorable macro backdrop and better-than-anticipated earnings results. During the first half of the year, we added several new positions in the software industry. Generally speaking, we believe that enterprise software companies are attractive long-term businesses with high recurring revenue, significant customer switching costs and durable margins. Within this space, we have identified several software-as-a-service software companies that, in our view, should experience above-average growth in the coming years thanks to their strong positioning in underpenetrated markets. For example, we believe that Five9, a leading provider of cloud-based virtual contact center platform to enterprise customers, is poised to continue to take market share from hardware-based incumbents such as Avaya, which are struggling to compete in cutting-edge machine learning technologies that help contact center agents improve their workflow.
In the health care sector, Nanostring, Steris and LHC Group contributed to performance. While the fund remains underweight, we have added several names that are
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

benefitting from secular shifts in the health care system and that we believe are well-positioned to outgrow overall national health expenditures for many years to come. We established a position in LHC Group, a leading U.S. home nursing company that is riding the wave of “value-based reimbursement” away from hospitals and inpatient rehabilitation toward lower-cost alternatives such as home health care. With the highest quality ratings in the industry and extensive hospital joint venture partnerships, we believe that LHC should continue to see a long runway of earnings growth. Other additions to the health care sector in 2019 include Emergent BioSolutions, Merit Medical, Medpace and Staar Surgical.
Outlook
Stock markets continued to rally, despite analysts’ lackluster expectations for second-quarter company earnings. With falling earnings and higher stock prices, relative valuations inched higher over the period. For investors generally, a key question is how macro and political trends affect company earnings. Indeed, company earnings have been lower than originally forecast at the outset of 2019, with company managements and industry analysts continuing to downgrade their estimates. At the start of the second quarter, the consensus forecast for earnings growth of S&P 500 companies was –0.5%. By the end of the quarter, analysts had lowered forecasts to –2.6%. If numbers come in as currently expected, it will be the second quarter in a row with declines from year-ago earnings.
Small-capitalization stocks have continued to lag large-capitalization equities. But with their primarily domestic focus, and the U.S. economy outperforming other economies, we feel optimistic about prospects for the fund’s small cap holdings.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	-9.82	3.32	13.15
Russell 2000 Index	-3.31	7.06	13.45
Sector Diversification
% of Total Investments as of 6/30/19
Financials	19.8
Information technology	19.6
Industrials	18.0
Health care	13.7
Consumer discretionary	12.3
Materials	6.1
Real estate	1.2
Energy	1.1
Communication services	1.0
Consumer staples	0.7
Short-term and other assets	6.5
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/19
Core-Mark Holding Company, Inc.	3.7
Cracker Barrel Old Country Store, Inc.	3.6
Kinsale Capital Group, Inc.	3.6
STERIS PLC	3.5
j2 Global, Inc	3.4
Descartes Systems Group Inc. (The)	3.2
Glacier Bancorp, Inc.	3.2
Summit Materials, Inc.	3.0
Belden Inc.	2.8
Welbilt, Inc.	2.8
Total	32.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, Harding Loevner LP
Performance
For the six-month period ending June 30, 2019, the fund outperformed its benchmark, the MSCI EAFE Index. The International Equity Fund increased 17.45% versus the 14.03% return for the benchmark.
Portfolio Review
Strong stock selection, especially in financials and health care, and favorable sector allocations (particularly the fund’s large weight relative to the index in information technology) contributed to outperformance. Hong Kong-based insurer AIA Group and Germany’s Allianz were key contributors in financials. In health care, Swiss hearing-aid manufacturer Sonova reported robust growth for its new device, Marvel, which is the first hearing aid on the market that features connectivity with both iPhone and Android. Shares of Japanese online medical-information platform M3 also rebounded from their weakness at the end of 2018. Germany’s Infineon, whose stock declined after the company announced a bid for rival semiconductor manufacturer Cypress, held back the performance of the fund’s information technology holdings.
Viewed geographically, the fund outperformed the benchmark thanks to good stock selection in nearly all the developed markets where it is invested; however, our off-benchmark allocation to emerging markets was a detractor for the period. European stocks, both inside and outside the eurozone, added the most to the fund’s relative performance. Swedish-based Atlas Copco and the fund’s sizeable Swiss holdings, led by bank software developer Temenos and Sonova, helped relative performance outside of the eurozone. Within the eurozone, positive returns from German holdings Adidas, SAP and Allianz offset poor results from Infineon. In emerging markets, Baidu, the leading search engine in China, declined as returns from its growth investments in such areas as artificial intelligence, mobile search and cloud services have not yet been able to offset slower profit growth in its core search business.
Outlook
Economic conditions, manufacturing orders and business confidence appear to be weakening in multiple regions of the world. There is evidence that recessions damage stock market returns in the short term, and that U.S. recessions in particular are bad for global equity markets due to the linkages of international trade and capital flows. So we sit up and take note when the U.S. yield curve inverts, a harbinger of the seven U.S. recessions over the past 50 years. Disruptive business models enabled by e-commerce and the increasingly polarized political environment have weakened business sentiment globally. This has been exacerbated by unilateral and unpredictable U.S. actions on international
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Andrew West, CFA Co-Lead Portfolio Manager BS, Business Administration, University of Central Florida MBA, New York University

trade and, more recently, intellectual property. These actions have prompted countermeasures by trading partners, disrupting global supply chains and creating uncertainty for managers making business decisions, especially relating to long-term capital investments.
We focus on the long-term prospects for companies because we have little to no ability to forecast business cycles; thus, we are more exercised by the political threats to trade than by the risk of imminent recession. In our view, a policy-induced contraction in global trade would cause deeper and longer-lasting damage to general prosperity and corporate profits than an ordinary business-cycle recession. It’s been three generations since the last general trade war; hence, few people alive — including, pointedly, politicians, voters or investors — have any firsthand experience of their consequences. Perhaps the global trading system is resilient enough today to grind on despite the sand being thrown into its gears.
In this environment, as in any other, our focus remains on bottom-up stock picking: identifying companies that meet our standards for quality and growth, choosing our entry points and monitoring the fund’s holdings to ensure that they continue to meet our expectations. We invest only in companies that, in our view, have competitive advantages within their industries, have strong balance sheets able to withstand difficult economic and credit environments, and have skillful management able to deliver upon these strengths. We think that such companies should enjoy sustainable growth not wholly dependent upon economic cycles, in part because they have a superior ability to make adjustments necessary to continue growing regardless of the geopolitical situation.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 06/30/19)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	1.65	3.12	6.55
MSCI® EAFE® Index	1.08	2.25	6.90
Country Diversification
% of Total Investments as of 6/30/19
Germany	15.5
Japan	13.9
Switzerland	13.2
Britain	9.2
France	6.9
Sweden	6.5
Spain	5.3
United States of America	4.1
Hong Kong	3.7
Israel	3.5
Canada	3.2
Singapore	3.2
China	2.2
Taiwan	1.0
India	1.0
Denmark	1.0
Republic of South Korea	1.0
Russia	0.9
Brazil, South Africa & Mexico	1.7
Short-term and other assets	3.0
Total	100.0%

Top 10 Equity Holdings
% of Total Investments as of 6/30/19
Nestlé SA ADR	4.6
SAP SE ADR	4.2
Allianz SE REG	3.9
AIA Group Ltd.	3.8
L’Oréal SA	3.7
Roche Holding AG REG	3.6
Check Point Software Technologies Ltd.	3.5
DBS Group Holdings Ltd.	3.2
Atlas Copco AB	3.0
Infineon Technologies AG	2.9
Total	36.4%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from June 30, 2009, to September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2019 and held through June 30, 2019.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Period Ended June 30, 2019
Actual Return	$1,000.00	$1,008.20	$3.79	0.76%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.22	$3.82	0.76%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,024.10	$3.77	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.28	$3.76	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,028.50	$3.86	0.77%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.20	$3.84	0.77%

Intermediate Bond Fund[b,c]
Actual Return	$1,000.00[d]	$1,025.40	$1.35	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.66	$1.35	0.80%

Stock Index Fund[e]
Actual Return	$1,000.00	$1,182.50	$3.13	0.58%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.13	$2.90	0.58%

Value Fund
Actual Return	$1,000.00	$1,161.70	$3.34	0.62%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.91	$3.12	0.62%

Growth Fund
Actual Return	$1,000.00	$1,181.30	$4.75	0.88%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.65	$4.40	0.88%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,200.40	$5.32	0.97%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.17	$4.88	0.97%

International Equity Fund[b]
Actual Return	$1,000.00	$1,174.50	$5.33	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (61 for Intermediate Bond Fund, 181 for all other Funds), then divided by 365.
b.	Reflects fee waiver and expense limitation agreements in effect during the period.
c.	The Intermediate Bond Fund's inception date was May 1, 2019.
d.	The date of the beginning account value for the actual return is May 1, 2019 for the Intermediate Bond Fund.
e.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-PORT, semi-annual and annual reports are available on the Commission’s website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•    Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•    Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•    Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•    Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
•    Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•    Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
•    Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
•    Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•    Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s manager, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•    Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•    Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•    Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that RE Advisers considers to have the same primary economic characteristics.
•    Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
•    Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•    High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by RE Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
•    Income Risk The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
•    Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
•    Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders.
•    Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company’s fees and expenses.
•    Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•    Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•    Limited Operating History Risk A Fund may have a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•    Manager Risk The risk that the manager’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
•    Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•    Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
•    Master/Feeder Structure Risk The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.
•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•    Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•    Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•    Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
•    Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
•    Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•    Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•    Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
•    Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
•    U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•    Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•    Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Board of Trustees' Considerations in Approving the Investment Management Agreement
On March 26, 2019, the Board of Trustees (the “Board”) of Homestead Funds Trust (“Homestead”) held an in-person meeting (the “Meeting”) at which the Trustees considered information bearing on the approval of an investment management agreement (the “Agreement”) between RE Advisers Corporation (the “Adviser”) and the Intermediate Bond Fund, a series of Homestead Funds Trust (the “Fund”), to provide day-to-day management of the Fund for the period from March 26, 2019 through March 25, 2021. Following the review of such information and discussion at an executive session of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (“Independent Trustees”) and independent counsel to the Independent Trustees, at which no representatives of the Adviser were present, the Board approved the Agreement for an initial two-year period.
Prior to the Meeting, the Independent Trustees and their legal counsel requested that the Adviser provide the Board information they deemed reasonably necessary for their consideration of the Agreement. Pursuant to this request, the Adviser provided the Board with, and the Board, including the Independent Trustees, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that the Adviser will charge the Fund compared with the fees charged to comparable mutual funds and compared with those of the Adviser’s non-investment company clients; (b) the Fund’s expected overall fees and operating expenses compared with similar mutual funds; (c) the performance of a separate account currently managed by the Adviser’s fixed income team that is managed in a style substantially similar to that proposed for the Fund compared with the Fund’s benchmark index; (d) the investment management and other services the Adviser will provide the Fund, including the Adviser’s compliance program; (e) the Adviser’s investment management personnel; and (f) the

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
Adviser’s financial condition and profitability in connection with managing the Fund. The Trustees also reviewed information provided by Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Adviser, comparing the Fund’s expected advisory fee rate, total net expenses, and operating expenses to those of other similar open-end funds selected by Strategic Insight.
After receipt of such information, the Trustees requested certain follow-up information from the Adviser, which the Adviser provided prior to the Meeting. At the Meeting, the Adviser presented certain additional information to the Trustees regarding the Fund. The Trustees then considered whether any further discussion or review was necessary, concluding that the information reviewed by the Independent Trustees and their independent counsel prior to and during the Meeting provided a sufficient basis for taking action on the approval of the Agreement with respect to the Fund for an initial two-year period.
Accordingly, the Board’s determination to approve the Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Board, both during, and prior to, the Meeting.
In reaching its determination relating to the approval of the Agreement, the Board, including the Independent Trustees, considered all factors they believed relevant, including the factors discussed below. Individual Trustees may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.
In particular, the Trustees focused on the following:
Nature, Extent and Quality of Services to be Provided by the Adviser. The Trustees considered the nature, extent and quality of the services the Adviser expects to provide to the Fund and the resources the Adviser expects to dedicate to the Fund. The Trustees noted that the Adviser manages other Homestead funds that are series of Homestead Funds, Inc. (the “Corporation”), a registered investment company for which each of the Trustees serves as a Director, and that the Trustees, in their capacity as Directors of the Corporation, had recently reviewed extensive information regarding the Adviser’s services during such funds’ annual contract renewal process. The Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, supervision, and compliance program, and noted the Adviser’s management of approximately $9.0 billion in assets (as of March 31, 2019). The Trustees considered information concerning the investment philosophy and investment processes the Adviser expects to use in managing the Fund, as well as background information on the proposed portfolio management team. In this context, the Trustees also considered the managerial and financial resources available to the Adviser and the Board concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreement. The Trustees considered the Adviser’s assessment of its ability to attract and retain capable personnel and succession planning processes with respect to the leadership of the Fund’s portfolio management team. The Trustees considered the quality of the services provided by the Adviser and the quality of the resources available to the Fund. The Trustees considered the Adviser’s experience and reputation and the professional qualifications of its personnel.
On the basis of these and other considerations, and in the exercise of its business judgment, the Board concluded that the nature, extent and quality of services expected to be provided by the Adviser to the Fund supported the approval of the Agreement for an initial two-year period.
Investment Performance of the Fund. Because the Fund is newly formed, the Trustees based their review on the Adviser’s fixed income team’s performance in managing a separate account, which is managed in a style substantially similar to that proposed for the Fund (the “Separate Account”). The Trustees reviewed a comparison of the Separate Account’s performance record (trailing annualized net total returns, net of the Fund’s proposed fee) for the one-, three-, five-, and ten-year periods ended December 31, 2018 against the Fund’s benchmark index for the same time periods.
The Board concluded that the Separate Account’s performance (including absolute performance and outperformance of the benchmark index over certain periods) and other relevant factors supported approval of the Agreement. Although the Separate Account had performance that lagged that of the Fund’s benchmark for certain (but not all) periods, the Board concluded that other factors relevant to performance supported approval of the Agreement. These factors included, among other factors, that the Separate Account’s more recent and long-term performance was competitive when compared to the Fund’s benchmark index. The Trustees noted that management had provided thorough and thoughtful analysis regarding its confidence in the abilities of the Fund’s proposed investment team.
Among other information, the Trustees noted that the Separate Account’s trailing annualized net total return, net of the Fund’s proposed fee, was 0.95% for the one-year period ended December 31, 2018, 1.99% for the three-year period ended December 31, 2018, 1.74% for the five-year period ended December 31, 2018 and 3.99% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the Bloomberg Barclays U.S. Aggregate Index, which returned 0.01%, 2.06%, 2.52%, and 3.48% for the same periods.
Comparative Fees and Expense Ratios. The Trustees considered the anticipated net total expense ratio, contractual management fee, net operating expense ratio and other expense information for the Fund provided by Strategic Insight as compared against the Fund’s peer group

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
identified by Strategic Insight (“Expense Group”). The Trustees noted that the Fund will not pay Rule 12b-1 and non-Rule 12b-1 service fees and that the expense information provided by Strategic Insight included comparisons of the Fund’s net total expense ratios with those of its Expense Group peers both inclusive and exclusive of 12b-1 and non-Rule 12b-1 service fees.
The Board concluded that the proposed fees payable by the Fund to the Adviser are reasonable in relation to the nature and quality of the services to be provided. In reaching this conclusion, the Trustees compared the proposed fees payable by the Fund to the fees paid by other mutual funds that are in the same Expense Group. The Trustees also considered the fees the Adviser receives from, and the scope of services it provides to the Separate Account, noting the significantly broader scope of services that the Adviser will provide to the Fund as compared to the Separate Account. In reaching their conclusion, the Trustees also took into account the costs and risks assumed by the Adviser in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of the Adviser’s business.
Among other information, the Trustees noted that the Fund’s proposed management fee is 0.60% of the Fund’s average daily net assets up to $500 million, 0.50% of the Fund’s average daily net assets up to the next $500 million, and 0.45% of the Fund’s average net assets in excess of $1 billion and the proposed net total expense ratio is 0.80%, after giving effect to an expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, noted below. The projected net total expense ratio ranked 18 out of 19 in the Fund’s Expense Group. The Trustees also considered the Adviser’s agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Fund’s total annual operating expenses from exceeding 0.80% of the Fund’s average daily net assets until at least May 1, 2021.
After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Agreement, that the fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.
Cost of Services to be provided and Profits to be Realized by the Adviser. Because the Fund was not yet operational and the eventual aggregate amount of Fund assets was uncertain, the Adviser was unable to provide specific information regarding the cost of services to be provided and the profits to be realized. Instead the Adviser provided, and the Trustees considered, the expected cost of the services to be provided and the expected profitability from the fees to be received at various net asset levels. The Trustees also reviewed the services to be provided to the Fund, the financial condition of the Adviser for various past periods, and the profit margin information for the Adviser’s investment company business as a whole. The Trustees reviewed the Adviser’s assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Trustees also considered the basis for the Adviser’s belief that its methods of allocation were reasonable.
The Trustees considered its discussion with representatives of the Adviser about the fees to be charged to the Fund and considered the other administrative, compliance and shareholder services to be provided by the Adviser to the Fund. The Trustees noted and discussed the additional services to be provided by the Adviser to the Fund compared to other investment products managed by the Adviser. The Board determined that because the Fund had not yet commenced operations, the Adviser had not yet derived any profits from its relationship to the Fund and was not expected to do so until the Fund has achieved a meaningful level of assets.
Economies of Scale. The Trustees considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Trustees noted that the Fund includes breakpoints in its fee schedule, though, because the Fund is newly formed, the Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board concluded that the breakpoints will result in sharing, as between the Fund and the Adviser, of possible future economies of scale as and if the Fund’s assets grow to substantial levels and was satisfied that the proposed fee structure was appropriate at this time.
Personnel and Methods. The Trustees considered the size, education, and experience of the staff at the Adviser. The Trustees also considered the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the Adviser has sufficient personnel, with appropriate education and experience, to serve the Fund effectively.
Fall-Out Benefits. Additionally, the Trustees considered so-called “fall-out benefits” to the Adviser, such as research, statistical, and quotation services the Adviser may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.
CONCLUSION
In considering the Agreement, the Trustees did not identify any one factor as dispositive and instead considered the above factors collectively and in light of the Fund’s circumstances. On the basis of these and other considerations and in the exercise of its business judgment, the Board, including the Independent Trustees, determined that the approval of the Agreement was in the best interest of the Fund and voted unanimously to approve the Agreement for an initial two-year period.

                Regulatory and Shareholder Matters

Portfolio of Investments
Daily Income Fund  |  June 30, 2019  |  (Unaudited)

U.S. Government & Agency Obligations | 85.1% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Agricultural Mortgage Corp.	2.40%	07/16/19	$4,000,000	$3,996,017
Federal Home Loan Bank	2.40	07/03/19	4,000,000	3,999,469
Federal Home Loan Bank	2.41	07/09/19	5,250,000	5,247,212
Federal Home Loan Bank	2.40	07/10/19	4,000,000	3,997,615
Federal Home Loan Bank	2.23	07/19/19	2,310,000	2,307,436
Federal Home Loan Bank	2.42	07/22/19	3,750,000	3,744,728
Federal Home Loan Bank	2.42	07/24/19	1,750,000	1,747,309
Federal Home Loan Bank	2.41	07/26/19	3,750,000	3,743,750
Federal Home Loan Bank	2.42	07/30/19	2,000,000	1,996,125
Federal Home Loan Bank	2.24	07/31/19	3,500,000	3,493,496
Federal Home Loan Bank	2.42	08/02/19	3,000,000	2,993,600
Federal Home Loan Bank	2.24	08/07/19	1,500,000	1,496,382
Federal Home Loan Bank	2.41	08/07/19	3,500,000	3,491,557
Federal Home Loan Bank	2.38	08/09/19	4,000,000	3,989,730
Federal Home Loan Bank	2.39	08/16/19	5,000,000	4,984,846
Federal Home Loan Bank	2.38	08/20/19	3,750,000	3,737,682
Federal Home Loan Bank	2.37	08/23/19	3,500,000	3,487,839
Federal Home Loan Bank	2.36	08/28/19	3,500,000	3,486,777
Federal Home Loan Bank	2.29	09/06/19	3,750,000	3,734,122
Federal Home Loan Bank	2.23	09/11/19	3,000,000	2,986,680
Federal Home Loan Bank	2.22	09/13/19	2,000,000	1,990,923
Federal Home Loan Bank	2.34	09/18/19	3,000,000	2,984,694
Federal National Mortgage Assoc.	2.38	08/14/19	3,750,000	3,739,160
Federal National Mortgage Assoc.	2.34	08/21/19	3,500,000	3,488,447
Federal National Mortgage Assoc.	2.29	09/04/19	2,083,000	2,074,425
U.S. Treasury Bill	2.44	07/05/19	7,000,000	6,998,138
U.S. Treasury Bill	2.40	07/11/19	5,500,000	5,496,405
U.S. Treasury Bill	2.41	07/18/19	5,000,000	4,994,433
U.S. Treasury Bill	2.39	07/25/19	3,000,000	2,995,323
U.S. Treasury Bill	2.42	08/01/19	5,000,000	4,989,809
U.S. Treasury Bill	2.41	08/08/19	3,000,000	2,992,506
U.S. Treasury Bill	2.42	08/08/19	1,750,000	1,745,628
U.S. Treasury Bill	2.40	08/15/19	2,000,000	1,994,115
U.S. Treasury Bill	2.40	08/15/19	3,750,000	3,738,965
U.S. Treasury Bill	2.35	08/22/19	2,000,000	1,993,337
U.S. Treasury Bill	2.35	08/29/19	2,000,000	1,992,461
U.S. Treasury Bill	2.33	09/05/19	4,000,000	3,983,307
U.S. Treasury Note	1.00	08/31/19	5,000,000	4,988,598
Total U.S. Government & Agency Obligations
(Cost $131,843,046)				131,843,046

Money Market Fund | 14.9% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund	2.31(a)	23,101,764	23,101,764
Total Money Market Fund
(Cost $23,101,764)			23,101,764
Total Investments in Securities
(Cost $154,944,810) | 100.0%			$154,944,810
(a)	7-day yield at June 30, 2019.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  June 30, 2019  |  (Unaudited)

U.S. Government & Agency Obligations | 66.3% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
National Archives Facility Trust	8.50%	09/01/19	$3,454	$3,487
Overseas Private Investment Corp.	2.98(a)	11/11/20	1,000,000	1,021,795
Overseas Private Investment Corp.	2.74(a)	04/23/21	1,000,000	1,012,800
Private Export Funding Corp.	1.45	08/15/19	974,000	973,093
U.S. Department of Housing & Urban Development	5.45	08/01/19	409,000	410,245
U.S. Department of Housing & Urban Development	6.07	08/01/21	20,000	20,071
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,036
U.S. Department of Housing & Urban Development	5.77	08/01/26	100,000	100,311
U.S. Treasury Note	1.00	08/31/19	1,000,000	997,874
U.S. Treasury Note	1.75	09/30/19	2,000,000	1,997,969
U.S. Treasury Note	1.00	09/30/19	1,000,000	997,148
U.S. Treasury Note	1.25	10/31/19	2,000,000	1,994,062
U.S. Treasury Note	1.00	11/30/19	2,000,000	1,990,703
U.S. Treasury Note	1.88	12/31/19	1,000,000	998,828
U.S. Treasury Note	1.25	01/31/20	3,440,000	3,423,069
U.S. Treasury Note	1.13	03/31/20	1,000,000	993,398
U.S. Treasury Note	1.13	04/30/20	1,000,000	992,695
U.S. Treasury Note	2.50	06/30/20	500,000	502,539
U.S. Treasury Note	2.63	08/31/20	500,000	504,043
U.S. Treasury Note	1.38	09/15/20	500,000	496,914
U.S. Treasury Note	1.63	10/15/20	500,000	498,340
U.S. Treasury Note	1.75	11/15/20	500,000	499,199
U.S. Treasury Note	1.88	12/15/20	500,000	500,156
U.S. Treasury Note	2.00	01/15/21	500,000	501,172
U.S. Treasury Note	2.50	01/31/21	600,000	606,188
U.S. Treasury Note	2.25	02/15/21	500,000	503,301
U.S. Treasury Note	2.25	03/31/21	1,500,000	1,511,367
U.S. Treasury Note	2.38	04/15/21	1,000,000	1,009,961
U.S. Treasury Note	2.63	12/15/21	11,500,000	11,748,418
U.S. Treasury Note	2.50	01/15/22	2,950,000	3,004,852
U.S. Treasury Note	2.13	05/15/22	3,000,000	3,032,695
U.S. Treasury Note	2.13	03/31/24	4,800,000	4,877,813
U.S. Treasury Note	2.00	05/31/24	1,290,000	1,304,512
Total U.S. Government & Agency Obligations
(Cost $48,522,025)				49,039,054

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 25.4% of portfolio

Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	113,312	115,354
Total Consumer Discretionary				115,354
Energy | 12.4%
Petroleos Mexicanos	2.00	12/20/22	350,000	349,285
Petroleos Mexicanos	1.95	12/20/22	877,100	873,030
Petroleos Mexicanos	2.38	04/15/25	732,600	738,471
Petroleos Mexicanos	2.46	12/15/25	650,000	656,859
Reliance Industries Ltd.	2.06	01/15/26	3,610,600	3,607,160
Reliance Industries Ltd.	1.87	01/15/26	1,473,684	1,458,055
Reliance Industries Ltd.	2.44	01/15/26	1,473,684	1,489,029
Total Energy				9,171,889
Financials | 12.7%
Altitude Investments 17 LLC	2.68	11/08/25	573,596	592,541

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 25.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 12.7% (Continued)
Export Leasing 2009 LLC	1.86%	08/28/21	$169,002	$168,486
Lulwa Ltd.	1.83	03/26/25	506,968	502,869
Mexican Aircraft Finance IV	2.54	07/13/25	279,739	283,528
Mexican Aircraft Finance V	2.33	01/14/27	348,750	351,785
MSN 41079 and 41084 Ltd.	1.63	12/14/24	961,352	949,160
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	1,036,072	1,021,246
Safina Ltd.	1.55	01/15/22	589,677	584,677
Safina Ltd.	2.00	12/30/23	1,324,995	1,320,826
Salmon River Export LLC	2.19	09/15/26	156,540	156,945
Sandalwood 2013 LLC	2.82	02/12/26	390,965	400,105
Santa Rosa Leasing LLC	1.69	08/15/24	45,560	45,009
Santa Rosa Leasing LLC	1.47	11/03/24	482,351	474,285
Tagua Leasing LLC	1.90	07/12/24	1,082,499	1,075,526
Tagua Leasing LLC	1.73	09/18/24	464,852	460,077
Union 11 Leasing LLC	2.41	01/23/24	429,899	432,885
Union 16 Leasing LLC	1.86	01/22/25	505,328	501,914
VCK Lease SA	2.59	07/24/26	80,152	81,502
Total Financials				9,403,366
Industrials | 0.2%
Sayarra Ltd.	2.77	10/29/21	137,219	138,238
Total Industrials				138,238
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $18,815,515)				18,828,847

Corporate Bonds–Other | 3.2% of portfolio

Communication Services | 0.2%
Comcast Corp.	3.30	10/01/20	150,000	151,982
Total Communication Services				151,982
Financials | 2.2%
Citibank, N.A.	2.84(b)	05/20/22	250,000	251,927
Goldman Sachs Group, Inc.	3.20	06/05/20	150,000	151,271
Goldman Sachs Group, Inc.	3.00	04/26/22	250,000	252,143
JP Morgan Chase Bank NA	3.09(b)	04/26/21	250,000	251,307
MetLife Global Funding I (c)	1.75	09/19/19	500,000	499,214
Wells Fargo Bank NA	2.40	01/15/20	250,000	250,069
Total Financials				1,655,931
Health Care | 0.3%
Halfmoon Parent, Inc. (c)	3.20	09/17/20	100,000	100,899
Halfmoon Parent, Inc. (c)	3.40	09/17/21	100,000	101,919
Total Health Care				202,818
Utilities | 0.5%
Duke Energy Florida Project Finance, LLC	1.20	03/01/20	120,969	119,861
Duke Energy Florida, LLC	2.10	12/15/19	125,000	124,791
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Corporate Bonds–Other | 3.2% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Utilities | 0.5% (Continued)
Southwest Gas Corp.	4.45%	12/01/20	$125,000	$127,289
Total Utilities				371,941
Total Corporate Bonds–Other
(Cost $2,370,010)				2,382,672

Asset-Backed Securities | 2.0% of portfolio

Ally Master Owner Trust 17-3	2.87(b)	06/15/22	250,000	250,323
Avant Loans Funding Trust 18-A (c)	3.09	06/15/21	18,967	18,974
Exeter Automobile Receivables Trust 18-3 (c)	2.90	01/18/22	65,171	65,224
Exeter Automobile Receivables Trust 18-4 (c)	3.05	12/15/21	216,760	217,162
Foursight Capital Automobile Receivables Trust 17-1 (c)	2.37	04/15/22	29,963	29,928
Foursight Capital Automobile Receivables Trust 18-2 (c)	3.32	04/15/22	162,991	163,811
Freedom Financial 18-2 (c)	3.99	10/20/25	156,600	158,137
GLS Auto Receivables Trust 17-1 (c)	2.67	04/15/21	17,748	17,747
GLS Auto Receivables Trust 18-3 (c)	3.35	08/15/22	92,851	93,276
Marlette Funding Trust 19-3 (c)	2.69	09/17/29	250,000	249,980
Prosper Marketplace Issuance Trust 18-2 (c)	3.35	10/15/24	126,005	126,463
Small Business Administration Pool # 503463	3.38(b)	09/25/21	128	127
United Auto Credit Securitization Trust 18-2 (c)	2.89	03/10/21	57,243	57,262
Total Asset-Backed Securities
(Cost $1,444,389)				1,448,414

Mortgage-Backed Security | 0.1% of portfolio

FDIC Structured Sale Guaranteed Notes 2010-S3 (c)	2.74	12/03/20	78,282	78,077
Total Mortgage-Backed Security
(Cost $78,268)				78,077

Certificates of Deposit | 0.6% of portfolio

HSBC Bank USA NA	3.10(b)	11/17/20	246,000	248,763
JP Morgan Chase Bank, NA	2.00(b)	04/22/21	200,000	199,693
Total Certificates of Deposit
(Cost $445,999)				448,456

Commercial Paper | 2.4% of portfolio

Duke Energy Corp. (c)	2.47	07/01/19	1,800,000	1,799,624
Total Commercial Paper
(Cost $1,800,000)				1,799,624
Total Investments in Securities
(Cost $73,476,206) | 100.0%				$74,025,144
(a)	Interest is paid at maturity.
(b)	Variable coupon rate as of June 30, 2019.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $3,777,697 and represents 5.1% of total investments.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
NA - National Association

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)

U.S. Government & Agency Obligations | 43.3% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Home Loan Bank	2.55%	05/06/22	$10,060,000	$10,101,657
Federal Home Loan Mortgage Corp.	2.35	03/04/22	2,220,000	2,222,647
Overseas Private Investment Corp.	2.52	09/15/22	1,392,045	1,400,275
Private Export Funding Corp. (a)	2.10	12/19/19	875,000	874,458
Tennessee Valley Authority	0.00(b)	06/15/21	595,000	570,914
U.S. Department of Housing & Urban Development	6.07	08/01/21	10,000	10,035
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,036
U.S. Treasury Note	2.63	08/31/20	2,200,000	2,217,789
U.S. Treasury Note	1.63	10/15/20	12,225,000	12,184,409
U.S. Treasury Note	1.38	10/31/20	2,175,000	2,160,642
U.S. Treasury Note	2.75	11/30/20	2,080,000	2,105,675
U.S. Treasury Note	2.00	01/15/21	7,850,000	7,868,398
U.S. Treasury Note	2.50	01/31/21	1,450,000	1,464,953
U.S. Treasury Note	2.50	02/28/21	4,575,000	4,625,039
U.S. Treasury Note	2.25	03/31/21	17,000,000	17,128,828
U.S. Treasury Note	2.38	04/15/21	4,800,000	4,847,813
U.S. Treasury Note	2.25	04/30/21	8,793,000	8,865,130
U.S. Treasury Note	2.88	11/15/21	1,625,000	1,667,275
U.S. Treasury Note	2.63	12/15/21	29,900,000	30,545,887
U.S. Treasury Note	2.50	01/15/22	1,770,000	1,802,911
U.S. Treasury Note	2.25	04/15/22	53,770,000	54,509,338
U.S. Treasury Note	2.13	05/15/22	12,102,000	12,233,893
U.S. Treasury Note	1.75	06/15/22	468,000	468,494
U.S. Treasury Note	2.88	09/30/23	710,000	742,477
U.S. Treasury Note	2.13	03/31/24	52,663,000	53,516,717
U.S. Treasury Note	2.00	05/31/24	11,464,000	11,592,970
Total U.S. Government & Agency Obligations
(Cost $242,171,256)				245,738,660

Corporate Bonds–Other | 24.9% of portfolio

Communication Services | 1.4%
Comcast Corp.	3.30	10/01/20	3,025,000	3,064,974
Comcast Corp.	3.45	10/01/21	1,010,000	1,038,998
Comcast Corp.	3.03(c)	10/01/21	825,000	828,226
Sprint Spectrum Co. LLC (a)	3.36	03/20/23	1,504,688	1,504,687
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	1,560,000	1,618,500
Total Communication Services				8,055,385
Consumer Discretionary | 0.7%
ABC Inc.	8.75	08/15/21	810,000	914,565
Volkswagen Group of America, Inc. (a)	3.88	11/13/20	1,060,000	1,082,315
Volkswagen Group of America, Inc. (a)	3.31(c)	11/13/20	2,200,000	2,208,978
Total Consumer Discretionary				4,205,858
Consumer Staples | 1.2%
Coca-Cola Co. (The)	1.55	09/01/21	475,000	469,935
Coca-Cola Co. (The)	2.20	05/25/22	420,000	422,029
Hershey Co. (The)	2.90	05/15/20	875,000	879,434
Mead Johnson Nutrition Co.	3.00	11/15/20	4,125,000	4,161,460
PepsiCo Inc.	1.35	10/04/19	875,000	872,801
Total Consumer Staples				6,805,659
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 24.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 0.8%
Colonial Pipeline Co. (a)	3.50%	10/15/20	$875,000	$883,834
Midwest Connector Capital Company LLC (a)	3.63	04/01/22	620,000	635,069
Midwest Connector Capital Company LLC (a)	3.90	04/01/24	825,000	858,120
Occidental Petroleum Corp.	9.25	08/01/19	1,025,000	1,030,576
Phillips 66	3.12(c)	02/26/21	975,000	975,032
Total Energy				4,382,631
Financials | 10.5%
AIG Global Funding Inc. (a)	2.30	07/01/22	865,000	864,835
AMBAC Assurance Corp. (a)	5.10	06/07/20	2,871	4,062
AMBAC LSNI LLC (a)	7.32(c)	02/12/23	12,347	12,548
Athene Global Funding (a)	2.75	04/20/20	575,000	576,199
Athene Global Funding (a)	3.73(c)	04/20/20	1,200,000	1,205,772
Athene Global Funding (a)	4.00	01/25/22	1,400,000	1,447,934
Bank of America Corp.	2.74(c)	01/23/22	2,100,000	2,108,985
Bank of America Corp.	3.55(c)	07/23/24	2,210,000	2,223,835
Bank of America Corp.	3.46(c)	03/15/25	1,210,000	1,255,280
Bank of America Corp.	3.95	04/21/25	1,030,000	1,079,427
Capital One Financial Corp.	3.90	01/29/24	1,440,000	1,511,894
Caterpillar Financial Services Corp.	3.15	09/07/21	875,000	892,130
Citibank, N.A.	2.84(c)	05/20/22	4,275,000	4,307,957
Citibank, NA	2.85	02/12/21	1,650,000	1,663,253
Citibank, NA	3.40	07/23/21	875,000	893,376
Citibank, NA	3.65	01/23/24	1,325,000	1,392,143
Daimler Finance North America LLC (a)	3.24(c)	11/05/21	1,325,000	1,328,616
Discover Bank	4.68(c)	08/09/28	3,081,000	3,192,717
Fiserv Inc.	2.75	07/01/24	435,000	437,878
General Motors Financial Company, Inc.	3.20	07/06/21	2,895,000	2,919,630
Goldman Sachs Group, Inc.	3.00	04/26/22	5,330,000	5,375,678
Industrial And Commercial Bank of China Ltd. NY	3.23	11/13/19	1,600,000	1,603,792
J.P. Morgan Chase & Co.	4.02(c)	12/05/24	800,000	849,495
John Deere Capital Corp.	2.71(c)	09/10/21	660,000	659,724
John Deere Capital Corp.	3.13	09/10/21	220,000	224,356
Main Street Capital Corp.	4.50	12/01/22	539,000	556,860
Main Street Capital Corp.	5.20	05/01/24	3,057,000	3,201,344
Metropolitan Life Global Funding (a)	3.38	01/11/22	450,000	462,421
Metropolitan Life Global Funding (a)	3.60	01/11/24	450,000	474,152
Morgan Stanley	3.77(c)	01/20/22	1,277,000	1,290,481
Reliance Standard Life Global Funding II (a)	2.50	01/15/20	5,550,000	5,547,318
Reliance Standard Life Global Funding II (a)	2.38	05/04/20	5,650,000	5,642,710
Synchrony Financial	4.25	08/15/24	1,200,000	1,249,714
Wells Fargo Bank NA	3.33(c)	07/23/21	1,025,000	1,034,640
Wells Fargo Bank NA	3.63	10/22/21	625,000	642,450
Wells Fargo Bank NA	3.10(c)	10/22/21	1,325,000	1,327,475
Total Financials				59,461,081
Health Care | 2.3%
AbbVie Inc.	3.38	11/14/21	2,140,000	2,175,663
AbbVie Inc.	3.75	11/14/23	440,000	458,748
Allergan Funding SCS	3.45	03/15/22	2,280,000	2,327,224
Bayer US Finance II LLC (a)	3.50	06/25/21	1,325,000	1,343,835
Bayer US Finance II LLC (a)	2.98(c)	06/25/21	1,325,000	1,316,103
Halfmoon Parent, Inc. (a)	3.20	09/17/20	4,350,000	4,389,116

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 24.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Health Care | 2.3% (Continued)
Halfmoon Parent, Inc. (a)	3.40%	09/17/21	$835,000	$851,018
Total Health Care				12,861,707
Industrials | 1.0%
BNSF Railway Co.	3.80	01/01/20	330,000	329,896
Burlington Northern & Santa Fe Railway Co.	4.58	01/15/21	82,662	84,326
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	36,237	37,239
General Dynamics Corp.	2.88	05/11/20	3,075,000	3,090,419
Johnson Controls Inc. (a)	5.00	03/30/20	831,000	846,160
Parker-Hannifin Corp.	2.70	06/14/24	435,000	441,306
Ryder System Inc.	2.88	06/01/22	435,000	439,866
Ryder System, Inc.	3.50	06/01/21	220,000	224,392
Total Industrials				5,493,604
Information Technology | 1.7%
Apple Inc.	2.50	02/09/22	975,000	985,933
Dell International LLC (a)	4.00	07/15/24	2,565,000	2,630,836
International Business Machine Corp.	3.00	05/15/24	2,200,000	2,259,490
Microsoft Corp.	2.00	11/03/20	950,000	949,480
Microsoft Corp.	2.40	02/06/22	1,675,000	1,693,374
Qualcomm Inc.	3.45	05/20/25	1,250,000	1,294,773
Total Information Technology				9,813,886
Materials | 0.4%
3M Co.	1.63	09/19/21	450,000	445,097
PPG Industries, Inc.	2.30	11/15/19	2,200,000	2,198,116
Total Materials				2,643,213
Real Estate | 0.2%
Ventas Realty LP	2.65	01/15/25	975,000	970,110
Total Real Estate				970,110
Utilities | 4.7%
Atlantic City Electric Co.	4.35	04/01/21	3,150,000	3,218,261
Dominion Energy Inc.	2.58	07/01/20	325,000	324,516
Duke Energy Florida Project Finance, LLC	1.20	03/01/20	2,002,456	1,984,108
Duke Energy Florida, LLC	2.10	12/15/19	1,612,500	1,609,809
Duke Energy Kentucky, Inc. (a)	4.65	10/01/19	1,325,000	1,331,456
Empire District Electric Co.	4.65	06/01/20	5,225,000	5,316,160
Entergy Louisiana LLC	4.80	05/01/21	1,175,000	1,214,707
Entergy Texas, Inc.	4.10	09/01/21	1,220,000	1,250,416
Oncor Electric Delivery Co. LLC	5.75	09/30/20	660,000	684,753
SanDiego Gas & Electric Co.	1.91	02/01/22	2,130,880	2,085,799
Southern California Edison Co.	3.88	06/01/21	1,050,000	1,069,706
Southern California Edison Co.	1.85	02/01/22	3,510,000	3,447,717
Southwest Gas Corp.	4.45	12/01/20	825,000	840,107
Toledo Edison Co.	7.25	05/01/20	250,000	257,831
Westar Energy Inc.	5.10	07/15/20	1,275,000	1,309,762
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 24.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Utilities | 4.7% (Continued)
Wisconsin Power and Light Co.	5.00%	07/15/19	$560,000	$560,515
Total Utilities				26,505,623
Total Corporate Bonds–Other
(Cost $139,548,410)				141,198,757

Asset-Backed Securities | 14.7% of portfolio

ACC Trust 18-1 (a)	3.70	12/21/20	294,191	294,629
Ally Master Owner Trust 17-3	2.87(c)	06/15/22	750,000	750,969
Ally Master Owner Trust 17-3	2.04	06/15/22	900,000	897,262
American Airlines 13-2	4.95	07/15/24	1,123,344	1,177,826
American Credit Acceptance Receivables Trust 18-4 (a)	3.38	12/13/21	1,927,146	1,933,449
American Credit Acceptance Receivables Trust 19-2 (a)	2.85	07/12/22	1,930,279	1,933,553
Avant Loans Funding Trust 18-A (a)	3.09	06/15/21	374,285	374,418
Avant Loans Funding Trust 18-B (a)	3.42	01/18/22	1,019,425	1,022,777
Avant Loans Funding Trust 19-A (a)	3.48	07/15/22	1,020,085	1,023,979
Axis Equipment Finance Receivables LLC 16-A (a)	2.21	11/20/21	126,257	126,147
California Republic Auto Receivable Trust 15-3	2.13	05/17/21	546,260	545,578
Carvana Auto Receivables Trust 19-2 (a)	2.60	01/18/22	2,700,000	2,700,880
CCR Inc. MT-100 Payment Rights Master Trust 12-C (a)	4.75	07/10/22	770,833	776,875
Consumer Loan Underlying Bond 17-P2 (a)	2.61	01/15/24	322,571	321,913
Consumer Loan Underlying Bond 18-P2 (a)	3.47	10/15/25	781,653	786,230
Consumer Loan Underlying Bond 18-P3 (a)	3.82	01/15/26	988,836	997,990
Consumer Loan Underlying Bond 19-P1 (a)	2.94	07/15/26	980,000	980,476
CPS Auto Trust 19-A (a)	3.18	06/15/22	837,346	841,328
Credit Acceptance Auto Loan Trust 17-1 (a)	2.56	10/15/25	620,461	620,461
Credit Acceptance Auto Loan Trust 17-2 (a)	2.55	02/17/26	1,525,000	1,524,783
Credit Acceptance Auto Loan Trust 17-3 (a)	2.65	06/15/26	1,025,000	1,026,750
Credit Acceptance Auto Loan Trust 18-1 (a)	3.01	02/16/27	1,525,000	1,533,413
Credit Acceptance Auto Loan Trust 18-2 (a)	3.47	05/17/27	2,200,000	2,231,802
Credit Acceptance Auto Loan Trust 18-3 (a)	3.55	08/15/27	1,100,000	1,119,718
Credit Acceptance Auto Loan Trust 19-1 (a)	3.33	02/15/28	1,550,000	1,583,056
Credit Suisse ABS Trust 18-LD1 (a)	3.42	07/25/24	489,613	489,916
Drive Auto Receivables Trust 19-3	2.63	09/15/22	1,270,000	1,272,005
DT Auto Owner Trust 19-1 (a)	3.08	09/15/22	1,409,199	1,414,291
Element Rail Leasing I LLC 14-1 (a)	2.30	04/19/44	898,955	900,500
Element Rail Leasing I LLC 15-1 (a)	2.71	02/19/45	426,671	426,267
Element Rail Leasing I LLC 16-1 (a)	3.97	03/19/46	278,112	283,708
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	610,203	614,702
Exeter Automobile Receivables Trust 17-3 (a)	2.05	12/15/21	126,276	126,162
Exeter Automobile Receivables Trust 18-3 (a)	2.90	01/18/22	391,024	391,347
Exeter Automobile Receivables Trust 18-4 (a)	3.05	12/15/21	769,497	770,926
Exeter Automobile Receivables Trust 19-1 (a)	3.20	04/15/22	1,335,435	1,339,839
Foursight Capital Automobile Receivables Trust 16-1 (a)	2.87	10/15/21	137,317	137,422
Foursight Capital Automobile Receivables Trust 17-1 (a)	2.37	04/15/22	215,734	215,485
Foursight Capital Automobile Receivables Trust 18-1 (a)	2.85	08/16/21	386,884	386,958
Foursight Capital Automobile Receivables Trust 18-2 (a)	3.32	04/15/22	1,100,189	1,105,726
Freedom Financial 18-1 (a)	3.61	07/18/24	1,206,061	1,212,492
Freedom Financial 18-2 (a)	3.99	10/20/25	814,320	822,310
Freedom Financial 19-1 (a)	3.42	06/18/26	781,430	783,656
GLS Auto Receivables Trust 17-1 (a)	2.67	04/15/21	140,206	140,202
GLS Auto Receivables Trust 18-1 (a)	2.82	07/15/22	1,306,844	1,308,591
GLS Auto Receivables Trust 18-3 (a)	3.35	08/15/22	649,960	652,934
GLS Auto Receivables Trust 19-1 (a)	3.37	01/17/23	1,126,758	1,136,076
GLS Auto Receivables Trust 19-2 (a)	3.06	04/17/23	1,589,459	1,598,533

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Asset-Backed Securities | 14.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Gracie Point International Premium Financing 18-A (a)	3.93%(c)	03/01/20	$5,480,000	$5,480,000
Longtrain Leasing III LLC 2015-1 (a)	2.98	01/15/45	437,723	441,344
Marlette Funding Trust 18-2 (a)	3.06	07/17/28	786,949	787,798
Marlette Funding Trust 18-3 (a)	3.20	09/15/28	1,448,708	1,452,839
Marlette Funding Trust 18-4 (a)	3.71	12/15/28	1,555,017	1,570,845
Marlette Funding Trust 19-1 (a)	3.44	04/16/29	1,316,189	1,327,330
Marlette Funding Trust 19-3 (a)	2.69	09/17/29	4,570,000	4,569,628
NP SPE II LLC 17-1 (a)	3.37	10/21/47	462,754	473,456
Oscar US Funding Trust 17-2 (a)	2.45	12/10/21	730,000	729,510
Oscar US Funding Trust 18-1 (a)	2.91	04/12/21	866,990	867,603
Oscar US Funding Trust 18-2 (a)	3.15	08/10/21	613,977	615,506
Oscar US Funding Trust 19-1 (a)	3.10	04/11/22	1,030,000	1,035,016
Prosper Marketplace Issuance Trust 18-2 (a)	3.35	10/15/24	2,368,899	2,377,506
Prosper Marketplace Issuance Trust 19-2 (a)	3.20	09/15/25	910,000	912,090
Prosper Marketplace Issuance Trust 19-3 (a)	3.19	07/15/25	1,375,000	1,379,862
Santander Drive Auto Receivables Trust 18-2	2.75	09/15/21	434,379	434,456
SoFi Consumer Loan Program Trust 17-1 (a)	3.28	01/26/26	422,387	425,767
SoFi Consumer Loan Program Trust 17-3 (a)	2.77	05/25/26	569,434	570,472
SoFi Consumer Loan Program Trust 17-4 (a)	2.50	05/26/26	462,768	463,087
SoFi Consumer Loan Program Trust 18-3 (a)	3.20	08/25/27	276,258	277,152
SoFi Consumer Loan Program Trust 18-4 (a)	3.54	11/26/27	1,504,754	1,521,945
SoFi Consumer Loan Program Trust 19-2 (a)	3.01	04/25/28	1,010,178	1,016,606
United Auto Credit Securitization Trust 18-2 (a)	2.89	03/10/21	377,805	377,929
United Auto Credit Securitization Trust 19-1 (a)	2.82	07/12/21	2,417,162	2,420,051
Upgrade Receivables Trust 18-1 (a)	3.76	11/15/24	924,893	929,305
Upgrade Receivables Trust 19-1 (a)	3.48	03/15/25	1,430,601	1,436,459
Veros Autos Receivable Trust 17-1 (a)	2.84	04/17/23	81,038	80,988
World Financial Network Credit Card Master Note Trust 17-B	1.98	06/15/23	3,500,000	3,497,230
World Financial Network Credit Card Master Note Trust 18-B	3.46	07/15/25	1,200,000	1,233,433
Total Asset-Backed Securities
(Cost $82,980,541)				83,361,523

Yankee Bonds | 7.6% of portfolio

African Development Bank	8.80	09/01/19	1,960,000	1,980,737
América Móvil SAB de CV	5.00	03/30/20	646,000	658,080
Avolon Holdings Funding Ltd. (a)	3.63	05/01/22	1,325,000	1,343,020
Banco Santander SA	2.71	06/27/24	1,400,000	1,403,080
Bank of Nova Scotia	3.40	02/11/24	1,220,000	1,268,154
BMO Financial Group	2.90	03/26/22	900,000	914,177
BMO Financial Group	4.34(c)	10/05/28	1,300,000	1,361,963
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63	05/05/20	425,000	425,633
Coca-Cola European Partners PLC	3.50	09/15/20	825,000	834,432
Daimler Finance North America LLC (a)	3.10	05/04/20	650,000	653,430
Daimler Finance North America LLC (a)	2.96(c)	05/04/20	450,000	450,414
Daimler Finance North America LLC (a)	2.30	02/12/21	1,650,000	1,643,310
Daimler Finance North America LLC (a)	2.97(c)	02/12/21	1,650,000	1,648,157
Daimler Finance North America LLC (a)	3.35	05/04/21	875,000	887,103
Daimler Finance North America LLC (a)	3.12(c)	05/04/21	425,000	425,070
HSBC Holdings PLC	3.80(c)	03/11/25	2,635,000	2,744,167
Hydro-Quebec	6.27	01/03/26	80,000	98,149
ING Groep N.V.	3.55	04/09/24	720,000	744,447
Reckitt Benckiser Treasury Services PLC (a)	2.75	06/26/24	1,100,000	1,110,094
Royal Bank of Scotland Group PLC	4.52(c)	06/25/24	1,325,000	1,379,495
Royal Bank of Scotland Group PLC	4.27(c)	03/22/25	1,330,000	1,375,061
Seagate HDD Cayman	4.75	01/01/25	1,100,000	1,111,081
Shell International Finance BV	2.79(c)	09/12/19	3,000,000	3,002,387
Shell International Finance BV	2.13	05/11/20	665,000	664,858
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Yankee Bonds | 7.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Sinopec Group Overseas Development (2015) Ltd. (a)	2.50%	04/28/20	$1,075,000	$1,074,925
Sinopec Group Overseas Development (2017) Ltd. (a)	2.38	04/12/20	2,175,000	2,174,347
Sinopec Group Overseas Development (2020) Ltd. (a)	2.25	09/13/20	2,200,000	2,194,840
Standard Chartered Bank PLC. (a)	2.10	08/19/19	700,000	699,419
Standard Chartered Bank PLC. (a)	3.65(c)	08/19/19	450,000	450,645
Sumitomo Mitsui Banking Corp.	2.09	10/18/19	1,300,000	1,298,653
Sumitomo Mitsui Banking Corp.	2.51	01/17/20	1,300,000	1,300,924
Sumitomo Mitsui Banking Corp.	2.94(c)	01/17/20	875,000	876,160
Syngenta Finance N.V. (a)	3.70	04/24/20	1,300,000	1,309,046
Syngenta Finance N.V. (a)	3.93	04/23/21	425,000	432,603
Tencent Holdings Ltd. (a)	3.28	04/11/24	2,650,000	2,704,151
Tyco Electronics Group SA	2.93(c)	06/05/20	220,000	220,239
Total Yankee Bonds
(Cost $42,330,368)				42,862,451

Municipal Bonds | 5.7% of portfolio

California | 0.4%
Adelanto California Public Utility Authority	3.25	07/01/21	750,000	766,320
Adelanto California Public Utility Authority	3.63	07/01/23	795,000	837,016
Fresno County CA Pension Obligation	0.00(b)	08/15/22	650,000	599,891
Total California				2,203,227
Florida | 0.8%
Florida State Board of Administration Finance Corp.	2.16	07/01/19	4,375,000	4,375,000
Total Florida				4,375,000
New Jersey | 1.5%
New Jersey Economic Development Authority	0.00(b)	02/15/20	7,240,000	7,128,287
New Jersey Economic Development Authority	0.00(b)	02/15/21	1,350,000	1,297,269
Total New Jersey				8,425,556
North Carolina | 0.1%
North Carolina Housing Finance Agency	4.00	01/01/30	750,000	766,185
Total North Carolina				766,185
Pennsylvania | 1.7%
Philadelphia Pennsylvania Authority for Industrial Development	0.00(b)	04/15/20	5,285,000	5,171,796
Philadelphia Pennsylvania Authority for Industrial Development	0.00(b)	04/15/20	3,380,000	3,309,155
Philadelphia Pennsylvania Authority for Industrial Development	0.00(b)	04/15/22	1,400,000	1,299,536
Total Pennsylvania				9,780,487
Puerto Rico | 0.8%
Puerto Rico Highway & Transportation Authority	5.50	07/01/19	1,800,000	1,800,000
Puerto Rico Highway & Transportation Authority	6.25	07/01/21	2,400,000	2,501,808
Puerto Rico, Commonwealth of	5.50	07/01/19	250,000	250,000
Total Puerto Rico				4,551,808

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Municipal Bonds | 5.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Wisconsin | 0.4%
Wisconsin, Public Finance Authority	2.82%	03/01/20	$910,000	$910,118
Wisconsin, Public Finance Authority	2.75	06/01/20	1,575,000	1,569,173
Total Wisconsin				2,479,291
Total Municipal Bonds
(Cost $32,157,941)				32,581,554

Mortgage-Backed Securities | 0.2% of portfolio

ACE Securities Corp. 06-ASL1	2.71(c)	02/25/36	208,513	99,387
Amresco Residential Securities 98-1	7.12(c)	10/25/27	26,726	28,814
Bear Stearns ALT-A Trust 06-6	4.11(c)	11/25/36	1,369	1,263
Bear Stearns Asset Backed Securities Trust 03-3	3.61(c)	06/25/43	29,069	29,241
Bear Stearns Asset Backed Securities Trust 04-HE5	4.30(c)	07/25/34	29,712	30,223
Bear Stearns Structured Products Inc., 00-1 (a)	7.33(c)	08/28/33	54	54
CDC Mortgage Capital Trust 02-HE1	3.05(c)	01/25/33	180,028	179,065
Chaseflex Trust 05-2	6.00	06/25/35	270	260
CITICORP Mortgage Securities, Inc. 07-1	5.25(d)	03/25/37	38,954	39,634
Cityscape Home Equity Loan Trust 96-2	8.10	08/25/26	45,055	45,011
Conseco Finance Securitizations Corp. 01-2	7.10	02/01/33	83,004	86,947
Contimortgage Home Equity Loan Trust 95-2	8.10	08/15/25	20,205	11,926
Countrywide Asset Backed Certificate 02-S2 (e)	5.98	01/25/17	1,688	1,682
Countrywide Asset Backed Certificate 02-S4 (e)	4.70(c)	10/25/17	7,474	7,713
Countrywide Asset Backed Certificate 04-S1	5.12	02/25/35	9,594	9,677
FHLMC 780754	4.43(c)	08/01/33	1,160	1,223
FNMA 813842	4.25(c)	01/01/35	4,207	4,335
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75	10/25/36	14,792	15,588
Green Tree Financial Corp. 98-5	6.22	03/01/30	29,824	31,031
Master Asset Backed Securities Trust 07-NCW (a)	2.73(c)	05/25/37	254,773	242,248
Option One Mortgage Loan Trust 07-FXD2	5.90	03/25/37	4,716	4,751
Residential Asset Securitization Trust 04-A3	5.25	06/25/34	54	54
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	3	3
Total Mortgage-Backed Securities
(Cost $969,477)				870,130

Corporate Bond Guaranteed by Export-Import Bank of the United States | less than 0.1% of portfolio

Energy | Less than 0.1%
Petroleos Mexicanos	2.46	12/15/25	285,350	288,361
Total Energy				288,361
Total Corporate Bond Guaranteed by Export-Import Bank of the United States
(Cost $282,323)				288,361

Commercial Paper | 3.6% of portfolio

Duke Energy Corp. (a)	2.47	07/01/19	20,400,000	20,395,743
Total Commercial Paper
(Cost $20,400,000)				20,395,743
Total Investments in Securities
(Cost $560,840,316) | 100.0%				$567,297,179
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $152,717,733 and represents 26.9% of total investments.
(b)	Zero coupon rate, purchased at a discount.
(c)	Variable coupon rate as of June 30, 2019.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
LLC - Limited Liability Company
AMBAC - American Municipal Bond Assurance Corporation
NA - National Association
SCS - Societe En Commandite Simple
LP - Limited Partnership
ABS - Asset-Backed Security
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
N.V. - Naamloze Vennootschap
BV - Besloten Vennootschap
FHLMC - Federal Home Loan Mortgage Corporation

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Intermediate Bond Fund  |  June 30, 2019  |  (Unaudited)

U.S. Government & Agency Obligations | 28.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Home Loan Bank	3.25%	11/16/28	$55,000	$59,771
U.S. Treasury Note	2.25	04/30/21	525,000	529,307
U.S. Treasury Note	2.13	05/31/21	65,000	65,424
U.S. Treasury Note	2.13	05/15/22	430,000	434,686
U.S. Treasury Note	1.75	06/15/22	70,000	70,074
U.S. Treasury Note	2.00	05/31/24	503,000	508,659
U.S. Treasury Note	2.13	05/31/26	142,000	144,280
U.S. Treasury Note	2.38	05/15/29	91,000	93,986
U.S. Treasury Note	3.00	02/15/49	498,000	546,166
Total U.S. Government & Agency Obligations
(Cost $2,425,730)				2,452,353

Corporate Bonds–Other | 20.7% of portfolio

Communication Services | 1.0%
Charter Communications Operating LLC	5.38	04/01/38	70,000	74,898
Sprint Communications, Inc.	6.00	11/15/22	15,000	15,637
Total Communication Services				90,535
Consumer Discretionary | 1.3%
General Motors Co.	5.15	04/01/38	116,000	114,531
Total Consumer Discretionary				114,531
Energy | 2.7%
Energy Transfer Operating LP	5.25	04/15/29	92,000	102,883
Murphy Oil Corp.	4.20(a)	12/01/22	126,000	127,103
Total Energy				229,986
Financials | 7.8%
Bank of America Corp.	3.95	04/21/25	235,000	246,277
Citigroup Inc.	4.04(b)	06/01/24	239,000	252,546
Goldman Sachs Group Inc.	3.81(b)	04/23/29	77,000	80,187
JPMorgan Chase & Co.	3.63	12/01/27	20,000	20,601
Synchrony Financial	4.38	03/19/24	68,000	71,173
Total Financials				670,784
Health Care | 5.3%
AbbVie Inc.	4.88	11/14/48	71,000	74,693
Allergan Funding SCS	3.45	03/15/22	17,000	17,352
Becton Dickinson and Co.	3.50(b)	06/06/22	211,000	212,412
CVS Health Corp.	4.10	03/25/25	68,000	71,681
HCA Healthcare Inc.	5.13	06/15/39	80,000	83,097
Total Health Care				459,235
Industrials | 1.0%
Parker-Hannifin Corp.	3.25	06/14/29	80,000	82,939
Total Industrials				82,939
Information Technology | 1.1%
Microsoft Corp.	3.70	08/08/46	89,000	95,729
Total Information Technology				95,729
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 20.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Utilities | 0.5%
Duke Energy Carolinas LLC	4.00%	09/30/42	$36,000	$38,611
TerraForm Power Operating LLC (c)	4.25	01/31/23	7,000	7,009
Total Utilities				45,620
Total Corporate Bonds–Other
(Cost $1,744,620)				1,789,359

Mortgage-Backed Securities | 19.2% of portfolio

Federal National Mortgage Association (d)	3.00	07/15/49	547,000	551,416
Federal National Mortgage Association (d)	3.50	07/15/49	539,000	550,875
Federal National Mortgage Association (d)	4.00	07/15/49	532,000	549,716
Total Mortgage-Backed Securities
(Cost $1,648,271)				1,652,007

Asset-Backed Securities | 4.4% of portfolio

Drive Auto Receivables Trust 19-3	2.63	09/15/22	100,000	100,158
GLS Auto Receivables Trust 19-2 (c)	3.06	04/17/23	9,633	9,688
Marlette Funding Trust 19-3 (c)	2.69	09/17/29	100,000	99,992
Prosper Marketplace Issuance Trust 19-3 (c)	3.19	07/15/25	100,000	100,353
United Auto Credit Securitization Trust 19-1 (c)	2.82	07/12/21	69,726	69,809
Total Asset-Backed Securities
(Cost $379,342)				380,000

Yankee Bonds | 1.6% of portfolio

NOVA Chemicals Corp. (c)	4.88	06/01/24	110,000	113,850
Seagate HDD Cayman	4.75	01/01/25	23,000	23,232
Total Yankee Bonds
(Cost $128,950)				137,082

Money Market Fund | 25.7% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund	2.31(e)	2,220,187	2,220,187
Total Money Market Fund
(Cost $2,220,187)			2,220,187
Total Investments in Securities
(Cost $8,547,100) | 100.0%			$8,630,988
(a)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(b)	Variable coupon rate as of June 30, 2019.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $400,701 and represents 4.6% of total investments.
(d)	Security purchased on a to-be-announced (TBA) basis.
(e)	7-day yield at June 30, 2019.
LLC - Limited Liability Company
LP - Limited Partnership
SCS - Societe En Commandite Simple

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  June 30, 2019  |  (Unaudited)

	Cost	Value
Investment	$44,917,646	$153,640,634
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2019, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.76%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  June 30, 2019  |  (Unaudited)

Common Stocks | 99.3% of portfolio
	Shares	Value
Communication Services | 5.3%
Diversified Telecommunication Services
Verizon Communications, Inc.	234,000	$13,368,420
Interactive Media & Services
Alphabet, Inc., Class C (a)	34,000	36,750,940
Total Communication Services		50,119,360
Consumer Discretionary | 2.6%
Distributors
Genuine Parts Co.	240,400	24,900,632
Total Consumer Discretionary		24,900,632
Energy | 10.0%
Energy Equipment & Services
Halliburton Co.	110,444	2,511,497
Helmerich & Payne, Inc.	110,000	5,568,200
Oil, Gas & Consumable Fuels
Chevron Corp.	295,000	36,709,800
ConocoPhillips	452,400	27,596,400
Royal Dutch Shell PLC ADR	353,000	23,206,220
Total Energy		95,592,117
Financials | 15.8%
Banks
Bank of America Corp.	750,200	21,755,800
Citigroup, Inc.	296,000	20,728,880
JPMorgan Chase & Co.	342,600	38,302,680
Wells Fargo & Co.	221,000	10,457,720
Capital Markets
Goldman Sachs Group, Inc.	47,565	9,731,799
Insurance
Allstate Corp.	369,000	37,523,610
Chubb Ltd.	85,469	12,588,729
Total Financials		151,089,218
Health Care | 23.0%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	33,555,900
Boston Scientific Corp. (a)	354,195	15,223,301
Medtronic PLC	146,465	14,264,227
Health Care Providers & Services
Centene Corp. (a)	232,244	12,178,875
Cigna Corp.	90,111	14,196,988
Life Sciences Tools & Services
Mettler-Toledo International, Inc. (a)	39,000	32,760,000
Pharmaceuticals
Allergan PLC	80,129	13,415,998
Bristol-Myers Squibb Co.	342,530	15,533,736
Merck & Co., Inc.	385,100	32,290,635
Pfizer, Inc.	824,000	35,695,680
Total Health Care		219,115,340
Common Stocks | 99.3% of portfolio (Continued)
	Shares	Value
Industrials | 12.1%
Airlines
Southwest Airlines Co.	367,800	$18,676,884
Industrial Conglomerates
Honeywell International, Inc.	231,100	40,347,749
Machinery
Parker-Hannifin Corp.	246,400	41,890,464
Stanley Black & Decker, Inc.	33,000	4,772,130
Road & Rail
CSX Corp.	119,100	9,214,767
Total Industrials		114,901,994
Information Technology | 21.7%
Communications Equipment
Cisco Systems, Inc.	721,638	39,495,248
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	25,175,773
IT Services
Leidos Holdings Inc.	250,750	20,022,387
Visa Inc., Class A	282,000	48,941,100
Semiconductors & Semiconductor Equipment
Intel Corp.	49,041	2,347,593
NVIDIA Corp.	58,777	9,652,947
NXP Semiconductors NV	76,278	7,445,495
Software
Microsoft Corp.	377,000	50,502,920
Tyler Technologies, Inc. (a)	14,000	3,024,280
Total Information Technology		206,607,743
Materials | 8.8%
Chemicals
Corteva, Inc.	237,300	7,016,961
Dow Inc.	237,300	11,701,263
DuPont de Nemours, Inc.	237,300	17,814,111
Containers & Packaging
Amcor PLC (a)	615,060	7,067,039
Avery Dennison Corp.	350,000	40,488,000
Total Materials		84,087,374
Total Common Stocks
(Cost $493,097,767)		946,413,778

Commercial Paper | 0.7% of portfolio
	Face Amount
Duke Energy Corp., 2.47%, 07/01/19 (b)	$7,000,000	6,998,539
Total Commercial Paper
(Cost $7,000,000)		6,998,539
Total Investments in Securities
(Cost $500,097,767) | 100.0%		$953,412,317

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
(a)	Non-income producing.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $6,998,539 and represents 0.7% of total investments.
ADR - American Depositary Deposit
PLC - Public Limited Company
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  June 30, 2019  |  (Unaudited)

Common Stocks | 98.4% of portfolio
	Shares	Value
Communication Services | 17.3%
Entertainment
Electronic Arts Inc. (a)	10,278	$1,040,750
Netflix, Inc. (a)	8,484	3,116,343
Tencent Music Entertainment Group ADR (a)	81,378	1,219,856
Interactive Media & Services
Alphabet, Inc., Class C (a)	4,400	4,756,004
Alphabet, Inc., Class A (a)	8,947	9,687,812
Facebook, Inc., Class A (a)	66,825	12,897,225
IAC/InterActiveCorp (a)	7,965	1,732,626
Tencent Holdings Ltd. ADR	117,464	5,316,421
Total Communication Services		39,767,037
Consumer Discretionary | 19.6%
Auto Components
Aptiv PLC	41,306	3,338,764
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	25,541	2,496,377
Las Vegas Sands Corp.	22,408	1,324,089
McDonald's Corp.	6,969	1,447,182
Restaurant Brands International Inc.	24,790	1,723,897
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. ADR (a)	29,421	4,985,389
Amazon.com, Inc. (a)	10,370	19,636,943
Booking Holdings, Inc. (a)	1,316	2,467,118
Multiline Retail
Dollar General Corp.	23,659	3,197,750
Specialty Retail
Ross Stores, Inc.	25,757	2,553,034
Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	24,601	2,065,254
Total Consumer Discretionary		45,235,797
Consumer Staples | 0.9%
Tobacco
Philip Morris International, Inc.	25,805	2,026,466
Total Consumer Staples		2,026,466
Energy | 0.5%
Oil, Gas & Consumable Fuels
Concho Resources Inc.	10,616	1,095,359
Total Energy		1,095,359
Financials | 3.7%
Capital Markets
Charles Schwab Corp.	79,951	3,213,231
Intercontinental Exchange, Inc.	26,797	2,302,934
Morgan Stanley	33,554	1,470,001
TD Ameritrade Holding Corp.	29,410	1,468,147
Total Financials		8,454,313
Common Stocks | 98.4% of portfolio (Continued)
	Shares	Value
Health Care | 15.4%
Biotechnology
Alexion Pharmaceuticals, Inc. (a)	9,093	$1,191,001
Vertex Pharmaceuticals, Inc. (a)	18,162	3,330,548
Health Care Equipment & Supplies
Becton, Dickinson & Co.	17,518	4,414,711
Intuitive Surgical, Inc. (a)	8,775	4,602,926
Stryker Corp.	25,982	5,341,380
Health Care Providers & Services
Anthem, Inc.	7,190	2,029,090
Centene Corp. (a)	21,639	1,134,749
Cigna Corp.	24,641	3,882,190
HCA Healthcare, Inc.	28,358	3,833,151
UnitedHealth Group, Inc.	7,245	1,767,852
WellCare Health Plans, Inc. (a)	4,220	1,202,995
Life Sciences Tools & Services
Avantor, Inc. (a)	80,109	1,529,281
Pharmaceuticals
Eli Lilly & Co.	10,537	1,167,394
Total Health Care		35,427,268
Industrials | 9.3%
Aerospace & Defense
Boeing Co.	30,424	11,074,640
Northrop Grumman Corp.	7,625	2,463,714
Spirit AeroSystem Holdings, Inc., Class A	12,335	1,003,699
Commercial Services & Supplies
Waste Connections, Inc.	20,752	1,983,476
Industrial Conglomerates
Honeywell International, Inc.	7,068	1,234,002
Machinery
Fortive Corp.	12,932	1,054,217
PACCAR Inc.	16,997	1,218,005
Road & Rail
J.B. Hunt Transport Services, Inc.	11,500	1,051,215
Uber Technologies, Inc. (a)	7,581	351,607
Total Industrials		21,434,575
Information Technology | 30.4%
IT Services
Fidelity National Information Services, Inc.	11,031	1,353,283
Global Payments, Inc.	21,005	3,363,531
PayPal Holdings, Inc. (a)	31,706	3,629,069
Total System Services, Inc.	15,573	1,997,549
Visa Inc., Class A	68,561	11,898,761
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	8,701	1,809,199
Marvell Technology Group Ltd.	80,949	1,932,253
Maxim Integrated Products, Inc.	23,565	1,409,658
Software
Atlassian Corp. PLC, Class A (a)	1,646	215,363
Intuit, Inc.	20,039	5,236,792

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Common Stocks | 98.4% of portfolio (Continued)
	Shares	Value
Information Technology | 30.4% (Continued)
Microsoft Corp.	121,169	$16,231,799
Red Hat, Inc. (a)	13,908	2,611,366
salesforce.com, Inc. (a)	20,240	3,071,015
ServiceNow, Inc. (a)	7,687	2,110,619
Splunk Inc. (a)	18,200	2,288,650
Temenos AG ADR	4,495	803,158
VMware, Inc., Class A	23,394	3,911,711
Workday, Inc., Class A (a)	10,565	2,171,953
Zoom Video Communications, Inc. (a)	590	52,386
Technology Hardware, Storage & Peripherals
Apple, Inc.	19,593	3,877,846
Total Information Technology		69,975,961
Utilities | 1.3%
Multi-Utilities
Sempra Energy	13,523	1,858,601
Common Stocks | 98.4% of portfolio (Continued)
	Shares	Value
Utilities | 1.3% (Continued)
Water Utilities
American Water Works Co., Inc.	9,551	$1,107,916
Total Utilities		2,966,517
Total Common Stocks
(Cost $154,546,910)		226,383,293

Money Market Fund | 1.6% of portfolio

State Street Institutional U.S. Government Money Market Fund, 2.31% (b)	3,662,192	3,662,192
Total Money Market Fund
(Cost $3,662,192)		3,662,192
Total Investments in Securities
(Cost $158,209,102) | 100.0%		$230,045,485

(a)	Non-income producing.
(b)	7-day yield at June 30, 2019.
ADR - American Depositary Deposit
PLC - Public Limited Company
NV - Naamloze Vennottschap
AG - Aktiengesellschaft
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  June 30, 2019  |  (Unaudited)

Common Stocks | 93.5% of portfolio
	Shares	Value
Communication Services | 1.0%
Diversified Telecommunication Services
ORBCOMM Inc. (a)	611,276	$4,431,751
Total Communication Services		4,431,751
Consumer Discretionary | 12.3%
Distributors
Core-Mark Holding Company, Inc.	416,467	16,542,069
Hotels, Restaurants & Leisure
BJ’s Restaurants, Inc.	193,801	8,515,616
Cracker Barrel Old Country Store, Inc.	92,882	15,857,744
Textiles, Apparel & Luxury Goods
Carter's, Inc.	20,717	2,020,736
G-III Apparel Group, Ltd. (a)	390,289	11,482,303
Total Consumer Discretionary		54,418,468
Consumer Staples | 0.7%
Food Products
TreeHouse Foods, Inc. (a)	57,131	3,090,787
Total Consumer Staples		3,090,787
Energy | 1.1%
Energy Equipment & Services
RPC, Inc.	285,544	2,058,772
Oil, Gas & Consumable Fuels
Callon Petroleum Co. (a)	439,842	2,898,559
Total Energy		4,957,331
Financials | 19.8%
Banks
Atlantic Union Bankshares Corp.	145,743	5,149,100
Cadence Bancorporation	435,723	9,063,038
CenterState Bank Corp.	195,599	4,504,645
FB Financial Corp.	156,991	5,745,871
Glacier Bancorp, Inc.	343,954	13,947,335
Metropolitan Bank Holding Corp. (a)	150,175	6,607,700
Texas Capital Bancshares, Inc. (a)	123,316	7,567,903
Consumer Finance
Encore Capital Group, Inc. (a)	329,715	11,167,447
Insurance
Kinsale Capital Group, Inc.	171,830	15,719,008
National General Holdings Corp.	356,249	8,172,352
Total Financials		87,644,399
Health Care | 13.7%
Biotechnology
Emergent BioSolutions Inc. (a)	58,190	2,811,159
Health Care Equipment & Supplies
ICU Medical, Inc. (a)	34,007	8,566,703
Common Stocks | 93.5% of portfolio (Continued)
	Shares	Value
Health Care | 13.7% (Continued)
Merit Medical Systems, Inc. (a)	90,009	$5,360,936
STAAR Surgical Co. (a)	113,529	3,335,482
STERIS PLC	104,123	15,501,832
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	87,446	4,743,946
LHC Group, Inc. (a)	43,335	5,181,999
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	50,460	3,301,093
NanoString Technologies, Inc. (a)	384,197	11,660,379
Total Health Care		60,463,529
Industrials | 18.0%
Aerospace & Defense
BWX Technologies, Inc.	38,864	2,024,814
Commercial Services & Supplies
Interface, Inc.	270,717	4,150,092
Construction & Engineering
Dycom Industries, Inc. (a)	190,884	11,237,341
Primoris Services Corp.	439,562	9,200,033
Machinery
Colfax Corp. (a)	161,267	4,520,314
NN, Inc.	784,014	7,651,977
Welbilt, Inc.	737,850	12,322,095
Road & Rail
Covenant Transportation Group, Inc., Class A (a)	115,159	1,693,989
Knight-Swift Transportation Holdings Inc.	200,865	6,596,406
Werner Enterprises, Inc.	277,088	8,611,895
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	184,655	11,361,822
Total Industrials		79,370,778
Information Technology | 19.6%
Electronic Equipment, Instruments & Components
Belden Inc.	207,152	12,340,044
Itron, Inc. (a)	43,426	2,717,165
Knowles Corp. (a)	281,141	5,147,692
IT Services
CACI International Inc., Class A (a)	25,051	5,125,184
Cass Information Systems, Inc.	99,818	4,839,177
ManTech International Corp., Class A	167,660	11,040,411
Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc. (a)	48,581	2,733,653
Software
Altair Engineering Inc. (a)	91,927	3,712,932

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Common Stocks | 93.5% of portfolio (Continued)
	Shares	Value
Information Technology | 19.6% (Continued)
Descartes Systems Group Inc. (The) (a)	380,840	$14,072,038
Five9, Inc. (a)	84,712	4,344,878
j2 Global, Inc	171,144	15,212,990
Tenable Holdings, Inc. (a)	178,598	5,097,187
Total Information Technology		86,383,351
Materials | 6.1%
Chemicals
Ingevity Corp. (a)	38,865	4,087,432
PolyOne Corp.	308,243	9,675,748
Construction Materials
Summit Materials, Inc., Class A (a)	677,007	13,032,385
Total Materials		26,795,565
Real Estate | 1.2%
Equity Real Estate Investment Trusts (REITs)
QTS Realty Trust, Inc. Class A	110,777	5,115,682
Total Real Estate		5,115,682
Total Common Stocks
(Cost $330,145,279)		412,671,641

Exchange Traded Fund | 2.0% of portfolio
	Shares	Value
iShares Core S&P Small-Cap ETF	110,000	$8,610,800
Total Exchange Traded Fund
(Cost $8,415,220)		8,610,800

Money Market Fund | 4.5% of portfolio

State Street Institutional U.S. Government Money Market Fund, 2.31% (b)	20,081,141	20,081,141
Total Money Market Fund
(Cost $20,081,141)		20,081,141
Total Investments in Securities
(Cost $358,641,640) | 100.0%		$441,363,582

(a)	Non-income producing.
(b)	7-day yield at June 30, 2019.
PLC - Public Limited Company
ETF - Exchange-Traded Fund
S&P - Standard & Poor's
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  June 30, 2019  |  (Unaudited)

Common Stocks | 94.9% of portfolio
	Shares	Value
Brazil | 0.5%
Ambev SA ADR	77,706	$362,887
Total Brazil		362,887
Britain | 9.2%
Diageo PLC	44,475	1,914,215
HSBC Holdings PLC	120,820	1,008,395
Rio Tinto PLC	15,408	953,648
Royal Dutch Shell PLC, Class B	43,234	1,416,634
Unilever PLC	27,075	1,680,687
Total Britain		6,973,579
Canada | 3.2%
Alimentation Couche-Tard Inc., Class B	15,400	969,122
Canadian National Railway Co.	15,589	1,441,671
Total Canada		2,410,793
China | 2.2%
Baidu, Inc. ADR (a)	3,060	359,121
China Moble Ltd. ADR	9,865	446,786
Ping An Insurance Group Co. of China Ltd., Class H	42,500	511,057
Tencent Holdings Ltd.	6,900	312,152
Total China		1,629,116
Denmark | 0.9%
Novozymes A/S, Class B	15,400	718,053
Total Denmark		718,053
France | 6.9%
Air Liquide SA	6,115	855,295
Dassault Systèmes SE	9,743	1,554,060
L’Oréal SA	9,837	2,796,935
Total France		5,206,290
Germany | 15.0%
adidas AG	5,087	1,573,766
Allianz SE REG	12,140	2,927,878
Bayerische Motoren Werke AG	1,995	147,465
Infineon Technologies AG	124,414	2,210,797
SAP SE ADR	23,160	3,168,288
Symrise AG	13,132	1,264,482
Total Germany		11,292,676
Hong Kong | 3.8%
AIA Group Ltd.	262,600	2,835,791
Total Hong Kong		2,835,791
Common Stocks | 94.9% of portfolio (Continued)
	Shares	Value
India | 1.0%
HDFC Bank Ltd. ADR	2,972	$386,479
ICICI Bank Ltd. ADR	28,169	354,648
Total India		741,127
Israel | 3.5%
Check Point Software Technologies Ltd. (a)	22,865	2,643,423
Total Israel		2,643,423
Japan | 13.9%
Chugai Pharmaceutical Co., Ltd.	19,500	1,277,110
Dentsu Inc.	29,000	1,014,230
FANUC Corp.	4,700	873,320
Keyence Corp.	2,600	1,603,478
Komatsu Ltd.	35,300	857,006
Kubota Corp.	90,700	1,515,280
M3, Inc.	78,900	1,447,882
Sysmex Corp.	16,500	1,079,432
Unicharm Corp.	27,400	826,070
Total Japan		10,493,808
Mexico | 0.3%
Fomento Economico Mexicano, SAB de CV ADR	2,125	205,594
Total Mexico		205,594
Republic of South Korea | 0.3%
Samsung Electronics Co., Ltd. GDR	228	231,940
Total Republic of South Korea		231,940
Russia | 0.9%
LUKOIL PJSC ADR	4,424	371,704
Yandex NV, Class A (a)	8,295	315,210
Total Russia		686,914
Singapore | 3.2%
DBS Group Holdings Ltd.	125,200	2,405,099
Total Singapore		2,405,099
South Africa | 0.5%
Naspers Ltd., Class N	1,054	255,121
Sasol Ltd.	5,662	140,788
Total South Africa		395,909
Spain | 4.8%
Amadeus IT Group SA	17,800	1,410,569

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  June 30, 2019  |  (Unaudited)  |  (Continued)
Common Stocks | 94.9% of portfolio (Continued)
	Shares	Value
Spain | 4.8% (Continued)
Banco Bilboa Vizcaya Argentaria SA	326,721	$1,822,345
Grifols, SA	12,266	362,994
Total Spain		3,595,908
Sweden | 6.5%
Alfa Laval AB	53,514	1,169,417
Atlas Copco AB, Class A	70,661	2,264,377
Epiroc AB, Class A (a)	80,958	843,527
Skandinaviska Enskilda Banken AB, Class A	68,054	630,106
Total Sweden		4,907,427
Switzerland | 13.2%
Lonza Group AG REG	4,727	1,595,801
Nestlé SA ADR	33,204	3,437,352
Roche Holding AG REG	9,749	2,741,298
SGS SA REG	355	904,845
Sonova Holding AG REG	5,436	1,237,226
Total Switzerland		9,916,522
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,323	756,882
Total Taiwan		756,882
United States of America | 4.1%
Linde PLC	8,932	1,794,047
Schlumberger Ltd.	32,495	1,291,351
Total United States of America		3,085,398
Total Common Stocks
(Cost $58,032,655)		71,495,136

Preferred Stocks | 2.1% of portfolio
	Shares	Value
Brazil | 0.4%
Itaú Unibanco Holding SA ADR	32,757	$308,571
Total Brazil		308,571
Germany | 0.5%
FUCHS PETROLUB SE	9,378	368,183
Total Germany		368,183
Republic of South Korea | 0.7%
Samsung Electronics Co., Ltd. REG GDR	579	482,493
Total Republic of South Korea		482,493
Spain | 0.5%
Grifols, SA ADR	19,289	406,998
Total Spain		406,998
Total Preferred Stocks
(Cost $1,117,793)		1,566,245

Money Market Fund | 3.0% of portfolio

State Street Institutional U.S. Government Money Market Fund, 2.31% (b)	2,301,839	2,301,839
Total Money Market Fund
(Cost $2,301,839)		2,301,839
Total Investments in Securities
(Cost $61,452,287) | 100.0%		$75,363,220

(a)	Non-income producing.
(b)	7-day yield at June 30, 2019.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
A/S - Aktieselskab
SE - Societas Europaea
AG - Aktiengesellschaft
REG - Registered Shares
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
GDR - Global Depositary Receipt
NV - Naamloze Vennottschap
AB - Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
June 30, 2019 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $154,944,810, $73,476,206, $560,840,316, $8,547,100, $44,917,646, $500,097,767, $158,209,102, $358,641,640 and $61,452,287, respectively)	$154,944,810	$74,025,144	$567,297,179
Cash	8,005,202	—	—
Foreign currency (cost $22,412)	—	—	—
Investment securities sold	—	—	1,195,334
Dividends, interest, and tax reclaims	83,869	315,236	2,887,864
Capital shares sold	1,588,261	35,451	213,655
Prepaid expenses	37,385	23,362	96,438
Due from RE Advisers	—	—	—
Total Assets	164,659,527	74,399,193	571,690,470
Liabilities
Investment securities purchased	—	645,340	13,394,341
Accrued expenses	57,737	47,876	170,919
Independent Director/Trustee's deferred compensation	64,358	25,681	136,027
Due to RE Advisers	87,114	33,434	334,845
Due to custodian	—	7,007	407,898
Capital shares redeemed	133,255	7,854	73,661
Dividends	851	1,270	18,037
Total Liabilities	343,315	768,462	14,535,728
Net Assets	$164,316,212	$73,630,731	$557,154,742
Net Assets Consist Of:
Distributable earnings (losses)	(64,357)	511,761	5,878,018
Paid-in-capital applicable to outstanding shares of 164,380,528, 14,104,643, 105,951,172, 1,352,091, 6,963,371, 17,869,506, 20,275,909, 15,457,398 and 8,820,934, respectively	164,380,569	73,118,970	551,276,724
Net Assets	$164,316,212	$73,630,731	$557,154,742
Net Asset Value Per Share	$1.00	$5.22	$5.26

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$8,630,988	$153,640,634	$953,412,317	$230,045,485	$441,363,582	$75,363,220
—	—	—	—	42,559	—
—	—	—	—	—	22,409
199,714	55,043	10,509,806	281,353	—	150,227
27,979	—	661,445	70,528	197,776	369,748
17,275	17,471	135,401	147,270	208,595	8,466
55,844	34,482	162,026	47,832	103,685	21,782
19,941	—	—	—	—	—
8,951,741	153,747,630	964,880,995	230,592,468	441,916,197	75,935,852

2,018,541	—	9,615,255	377,962	8,745,275	367,678
17,654	131,787	190,057	47,162	115,235	89,341
54	27,131	226,427	19,766	160,552	48,273
—	53,949	465,759	149,190	332,693	32,196
—	—	427,334	—	—	—
—	72,514	995,420	102,494	2,870,680	16,990
63	2,029	393,575	11,867	377,784	—
2,036,312	287,410	12,313,827	708,441	12,602,219	554,478
$6,915,429	$153,460,220	$952,567,168	$229,884,027	$429,313,978	$75,381,374

110,885	109,399,760	534,451,514	78,192,740	125,573,274	11,249,829
6,804,544	44,060,460	418,115,654	151,691,287	303,740,704	64,131,545
$6,915,429	$153,460,220	$952,567,168	$229,884,027	$429,313,978	$75,381,374
$5.11	$22.04	$53.31	$11.34	$27.77	$8.55
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended June 30, 2019 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$2,013,462	$911,084	$8,152,273
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	2,013,462	911,084	8,152,273
Expenses
Management fees	416,869	167,938	1,660,819
Shareholder servicing fees	78,827	44,603	92,060
Custodian and accounting fees	39,167	40,023	95,691
Legal and audit fees	32,962	16,099	100,311
Director, Trustee, and Board meeting expenses	32,292	15,706	97,595
Registration fees	13,690	13,390	17,423
Printing and regulatory filings	9,271	5,422	14,664
Insurance	3,923	1,968	12,055
Communication	3,610	2,126	5,600
Other expenses	4,863	8,169	26,802
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	635,474	315,444	2,123,020
Less fees waived by RE Advisers	—	(35,460)	—
Net Expenses	635,474	279,984	2,123,020
Net Investment Income (Loss)	1,377,988	631,100	6,029,253
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	—	(5,765)	(409,279)
Net change in unrealized apprecation (depreciation)	—	1,109,233	9,490,055
Net Gain (Loss) On Investments	—	1,103,468	9,080,776
Net Increase In Net Assets From Operations	$1,377,988	$1,734,568	$15,110,029

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$20,001	$—	$183,091	$59,533	$236,553	$23,322
—	—	10,372,134	861,883	4,450,809	1,063,252

—	1,458,138	—	—	—	—
—	15,162	—	—	—	—
20,001	1,473,300	10,555,225	921,416	4,687,362	1,086,574

4,289	—	2,197,017	708,816	1,882,912	267,752
6,621	86,350	191,619	89,421	143,760	74,281
9,267	26,652	76,391	37,515	56,649	74,903
6,353	29,963	160,755	39,480	85,559	14,767
147	29,563	157,287	39,025	79,780	15,098
10,351	11,487	16,759	12,471	14,077	11,946
11	13,433	31,512	14,109	22,223	12,235
—	3,401	18,385	4,457	10,417	1,760
338	5,231	12,101	5,455	8,599	4,808
729	5,720	20,650	6,443	14,680	4,283
—	182,832	—	—	—	—
—	28,798	—	—	—	—
38,106	423,430	2,882,476	957,192	2,318,656	481,833
(32,579)	—	—	—	—	(129,086)
5,527	423,430	2,882,476	957,192	2,318,656	352,747
14,474	1,049,870	7,672,749	(35,776)	2,368,706	733,827

27,047	(127,248)	81,492,461	7,527,590	40,347,824	1,953,764
83,888	23,153,587	48,881,384	27,621,519	47,067,375	8,663,405
110,935	23,026,339	130,373,845	35,149,109	87,415,199	10,617,169
$125,409	$24,076,209	$138,046,594	$35,113,333	$89,783,905	$11,350,996
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,377,988	$1,781,962
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	1,377,988	1,781,962
Distributions to Shareholders
Distributions to shareholders	(1,378,720)	(1,781,962)
Total Distributions to shareholders	(1,378,720)	(1,781,962)
Capital Share Transactions
Net capital share transactions	463,155	(10,073,437)
Total increase (decrease) in net assets from capital transactions	463,155	(10,073,437)
Total Increase (Decrease) In Net Assets	462,423	(10,073,437)
Net Assets
Beginning of period	$163,853,789	$173,927,226
End of period	$164,316,212	$163,853,789

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Since Inception May 1, 2019 to June 30, 2019 (Unaudited)

$631,100	$1,043,181	$6,029,253	$11,135,781	$14,474
(5,765)	1,404	(409,279)	203,351	27,047
1,109,233	(143,002)	9,490,055	(1,270,313)	83,888
1,734,568	901,583	15,110,029	10,068,819	125,409

(631,426)	(1,059,685)	(6,047,153)	(11,376,055)	(14,524)
(631,426)	(1,059,685)	(6,047,153)	(11,376,055)	(14,524)

(4,390,598)	1,651,517	(13,940,673)	13,097,696	6,804,544
(4,390,598)	1,651,517	(13,940,673)	13,097,696	6,804,544
(3,287,456)	1,493,415	(4,877,797)	11,790,460	6,915,429

$76,918,187	$75,424,772	$562,032,539	$550,242,079	$—
$73,630,731	$76,918,187	$557,154,742	$562,032,539	$6,915,429

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Stock Index Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,049,870	$2,065,092
Net realized gain (loss) on investments	(127,248)	1,283,303
Net change in unrealized appreciation (depreciation)	23,153,587	(10,109,545)
Increase (decrease) in net assets from operations	24,076,209	(6,761,150)
Distributions to Shareholders
Distributions to shareholders	(255,922)	(2,625,112)
Total Distributions to shareholders	(255,922)	(2,625,112)
Capital Share Transactions
Net capital share transactions	(4,294,253)	(1,773,979)
Total increase (decrease) in net assets from capital transactions	(4,294,253)	(1,773,979)
Total Increase (Decrease) In Net Assets	19,526,034	(11,160,241)
Net Assets
Beginning of period	$133,934,186	$145,094,427
End of period	$153,460,220	$133,934,186

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Value Fund		Growth Fund		Small-Company Stock Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$7,672,749	$16,329,001	$(35,776)	$294,109	$2,368,706	$2,568,725
81,492,461	81,100,003	7,527,590	19,033,343	40,347,824	217,695,361
48,881,384	(156,332,971)	27,621,519	(13,337,473)	47,067,375	(433,694,859)
138,046,594	(58,903,967)	35,113,333	5,989,979	89,783,905	(213,430,773)

(15,328,405)	(89,984,419)	(1,904,059)	(20,113,936)	(41,200,817)	(122,418,197)
(15,328,405)	(89,984,419)	(1,904,059)	(20,113,936)	(41,200,817)	(122,418,197)

(45,416,997)	(94,554,235)	2,207,624	30,570,695	(106,261,680)	(454,592,108)
(45,416,997)	(94,554,235)	2,207,624	30,570,695	(106,261,680)	(454,592,108)
77,301,192	(243,442,621)	35,416,898	16,446,738	(57,678,592)	(790,441,078)

$875,265,976	$1,118,708,597	$194,467,129	$178,020,391	$486,992,570	$1,277,433,648
$952,567,168	$875,265,976	$229,884,027	$194,467,129	$429,313,978	$486,992,570

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$733,827	$1,042,997
Net realized gain (loss) on investments	1,953,764	1,091,500
Net change in unrealized appreciation (depreciation)	8,663,405	(11,742,258)
Increase (decrease) in net assets from operations	11,350,996	(9,607,761)
Distributions to Shareholders
Distributions to shareholders	—	(1,151,141)
Total Distributions to shareholders	—	(1,151,141)
Capital Share Transactions
Net capital share transactions	(2,051,498)	2,702,686
Total increase (decrease) in net assets from capital transactions	(2,051,498)	2,702,686
Total Increase (Decrease) In Net Assets	9,299,498	(8,056,216)
Net Assets
Beginning of period	$66,081,876	$74,138,092
End of period	$75,381,374	$66,081,876

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.01	—(a,b)	—(a,b)	—(a,b)	—(a,b)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—
Total from investment operations	0.01	0.01	—	—	—	—
Distributions
Net investment income	(0.01)	(0.01)	—(b)	—(b)	—(b)	—(b)
Net realized gain	—	—	—	—	—	—
Total distributions	(0.01)	(0.01)	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.82%(c)	1.08%	0.18%	0.01%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$164,316	$163,854	$173,927	$195,858	$193,156	$196,771
Ratio of net investment income to average net assets	1.65%(d)	1.07%	0.17%(a)	0.00%(a,e)	0.00%(a,e)	0.00%(a,e)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.76%(d)	0.74%	0.71%	0.71%	0.68%	0.66%
Ratio of expenses to average net assets	0.76%(d)	0.74%	0.66%(a)	0.37%(a)	0.14%(a)	0.09%(a)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and/or reimbursed by RE Advisers. Effective August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.
(b)	Less than $0.01 per share.
(c)	Aggregate total return for the period.
(d)	Annualized.
(e)	Less than 0.01%.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Government Securities Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.14	$5.15	$5.16	$5.18	$5.20	$5.19
Income from investment operations
Net investment income	0.04	0.07	0.05	0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.08	(0.01)	(0.01)	(0.02)	(0.02)	0.01
Total from investment operations	0.12	0.06	0.04	0.02	0.02	0.06
Distributions
Net investment income	(0.04)	(0.07)	(0.05)	(0.04)	(0.04)	(0.05)
Net realized gain	—	—(a)	—(a)	—(a)	—(a)	—(a)
Total distributions	(0.04)	(0.07)	(0.05)	(0.04)	(0.04)	(0.05)
Net Asset Value, End of Period	$5.22	$5.14	$5.15	$5.16	$5.18	$5.20
Total Return	2.41%(b)	1.20%	0.87%	0.45%	0.46%	1.16%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$73,631	$76,918	$75,425	$73,108	$73,048	$76,661
Ratio of net investment income to average net assets	1.69%(c,d)	1.37%(d)	1.02%(d)	0.81%(d)	0.84%	0.95%
Ratio of gross expenses before expense limitation to average net assets	0.85%(c)	0.82%	0.81%	0.78%	0.77%	0.71%
Ratio of expenses to average net assets	0.75%(c,d)	0.75%(d)	0.75%(d)	0.75%(d)	0.77%	0.71%
Portfolio turnover rate	106%(e)	40%	33%	26%	32%	20%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2020.
(e)	The change in portfolio turnover in 2018 and 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Bond Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.17	$5.19	$5.19	$5.18	$5.23	$5.22
Income from investment operations
Net investment income	0.06	0.10	0.08	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.09	(0.02)	—(a)	0.01	(0.05)	0.01
Total from investment operations	0.15	0.08	0.08	0.09	0.02	0.08
Distributions
Net investment income	(0.06)	(0.10)	(0.08)	(0.08)	(0.07)	(0.07)
Net realized gain	—	—(a)	—(a)	—	—	—
Total distributions	(0.06)	(0.10)	(0.08)	(0.08)	(0.07)	(0.07)
Net Asset Value, End of Period	$5.26	$5.17	$5.19	$5.19	$5.18	$5.23
Total Return	2.85%(b)	1.69%	1.65%	1.75%	0.43%	1.56%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$557,155	$562,033	$550,242	$541,014	$542,251	$571,695
Ratio of net investment income to average net assets	2.18%(c)	2.02%	1.59%	1.49%	1.38%	1.35%
Ratio of expenses to average net assets	0.77%	0.77%	0.76%	0.76%	0.74%	0.73%
Portfolio turnover rate	114%(d)	39%	32%	31%	20%	26%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	The change in portfolio turnover in 2018 and 2019 is due to a repositioning of the Fund as a result of market activities.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Intermediate Bond Fund

Since Inception May 1, 2019 to June 30, 2019 (Unaudited)
Net Asset Value, Beginning of Period	$5.00
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	0.11
Total from investment operations	0.13
Distributions
Net investment income	(0.02)
Net realized gain	—
Total distributions	(0.02)
Net Asset Value, End of Period	$5.11
Total Return	2.54%(a)
Ratios/Supplemental Data
Net assets, end of period (thousands)	$6,915
Ratio of net investment income to average net assets	2.10%(b,c)
Ratio of gross expenses before expense limitation to average net assets	5.52%
Ratio of expenses to average net assets	0.80%(b,c)
Portfolio turnover rate	44%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.80% contractual expense limitation with RE Advisers, in effect through April 30, 2021.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.67	$20.02	$16.67	$15.20	$15.33	$13.74
Income from investment operations
Net investment income	0.16	0.32	0.27	0.25	0.25	0.22
Net realized and unrealized gain (loss) on investments	3.25	(1.30)	3.26	1.47	(0.13)	1.59
Total from investment operations	3.41	(0.98)	3.53	1.72	0.12	1.81
Distributions
Net investment income	(0.04)	(0.37)	(0.18)	(0.25)	(0.25)	(0.22)
Net realized gain	—	—	—	—	—	—
Total distributions	(0.04)	(0.37)	(0.18)	(0.25)	(0.25)	(0.22)
Net Asset Value, End of Period	$22.04	$18.67	$20.02	$16.67	$15.20	$15.33
Total Return	18.25%(a)	-4.95%	21.16%	11.33%	0.79%	13.15%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$153,460	$133,934	$145,094	$123,039	$114,436	$116,163
Ratio of net investment income to average net assets	1.44%(b)	1.39%	1.42%	1.57%	1.49%	1.49%
Ratio of expenses to average net assets	0.58%(b)	0.56%	0.55%	0.58%	0.54%	0.54%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Aggregate total return for the period.
(b)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$46.64	$55.26	$47.70	$46.77	$50.79	$45.46
Income from investment operations
Net investment income	0.43	0.91	1.00	1.10	0.94	0.78
Net realized and unrealized gain (loss) on investments	7.11	(4.39)	9.52	4.60	(1.59)	5.41
Total from investment operations	7.54	(3.48)	10.52	5.70	(0.65)	6.19
Distributions
Net investment income	(0.44)	(0.91)	(1.00)	(1.10)	(0.94)	(0.78)
Net realized gain	(0.43)	(4.23)	(1.96)	(3.67)	(2.43)	(0.08)
Total distributions	(0.87)	(5.14)	(2.96)	(4.77)	(3.37)	(0.86)
Net Asset Value, End of Period	$53.31	$46.64	$55.26	$47.70	$46.77	$50.79
Total Return	16.17%(a)	-6.36%	22.17%	12.26%	-1.28%	13.66%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$952,567	$875,266	$1,118,709	$955,828	$899,158	$938,857
Ratio of net investment income to average net assets	1.66%(b)	1.55%	1.92%	2.26%	1.85%	1.64%
Ratio of expenses to average net assets	0.62%(b)	0.60%	0.60%	0.62%	0.59%	0.61%
Portfolio turnover rate	11%	1%	7%	9%	8%	2%

(a)	Aggregate total return for the period.
(b)	Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.68	$10.36	$8.07	$8.00	$7.79	$7.92
Income from investment operations
Net investment income	—	0.02	—	—	—	—
Net realized and unrealized gain (loss) on investments	1.75	0.41	3.04	0.19	0.73	0.66
Total from investment operations	1.75	0.43	3.04	0.19	0.73	0.66
Distributions
Net investment income	—	(0.02)	—	—	—	—
Net realized gain	(0.09)	(1.09)	(0.75)	(0.12)	(0.52)	(0.79)
Total distributions	(0.09)	(1.11)	(0.75)	(0.12)	(0.52)	(0.79)
Net Asset Value, End of Period	$11.34	$9.68	$10.36	$8.07	$8.00	$7.79
Total Return	18.13%(a)	3.96%	37.68%	2.54%	9.43%	8.38%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$229,884	$194,467	$178,020	$117,281	$114,329	$93,717
Ratio of net investment income (loss) to average net assets	(0.03)%(b)	0.14%	(0.12)%	(0.14)%(c)	(0.32)%	(0.32)%(c)
Ratio of gross expenses before expense limitation to average net assets	0.88%(b)	0.86%	0.93%	0.98%	0.95%	0.97%
Ratio of expenses to average net assets	0.88%(b)	0.86%	0.93%	0.95%(c)	0.95%	0.95%(c)
Portfolio turnover rate	13%	34%	37%	39%	40%	49%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2020.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.57	$44.11	$41.13	$35.45	$39.28	$36.86
Income from investment operations
Net investment income	0.15	0.15	0.08	0.14	0.15	0.14
Net realized and unrealized gain (loss) on investments	4.97	(11.45)	4.86	6.55	(2.19)	2.80
Total from investment operations	5.12	(11.30)	4.94	6.69	(2.04)	2.94
Distributions
Net investment income	—(a)	(0.15)	(0.08)	(0.14)	(0.15)	(0.14)
Net realized gain	(2.92)	(7.09)	(1.88)	(0.87)	(1.64)	(0.38)
Total distributions	(2.92)	(7.24)	(1.96)	(1.01)	(1.79)	(0.52)
Net Asset Value, End of Period	$27.77	$25.57	$44.11	$41.13	$35.45	$39.28
Total Return	20.04%(b)	-26.18%	11.99%	18.85%	-5.18%	7.97%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$429,314	$486,993	$1,277,434	$1,322,218	$1,211,351	$1,059,800
Ratio of net investment income to average net assets	1.00%(c)	0.26%	0.14%	0.34%	0.43%	0.38%
Ratio of expenses to average net assets	0.97%(c)	0.90%	0.88%	0.89%	0.86%	0.89%
Portfolio turnover rate	23%	5%	7%	14%	16%	3%

(a)	Less than 0.01%.
(b)	Aggregate total return for the period.
(c)	Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
International Equity Fund

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$7.28	$8.49	$6.69	$6.44	$7.17	$8.13
Income from investment operations
Net investment income	0.08	0.12	0.08	0.07	0.47	0.24
Net realized and unrealized gain (loss) on investments	1.19	(1.20)	1.80	0.24	(0.72)	(0.96)
Total from investment operations	1.27	(1.08)	1.88	0.31	(0.25)	(0.72)
Distributions
Net investment income	—	(0.13)	(0.08)	(0.06)	(0.48)	(0.24)
Net realized gain	—	—	—	—	—	—
Total distributions	—	(0.13)	(0.08)	(0.06)	(0.48)	(0.24)
Net Asset Value, End of Period	$8.55	$7.28	$8.49	$6.69	$6.44	$7.17
Total Return	17.45%(a)	-12.74%	28.12%	4.85%	-3.48%	-8.90%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$75,381	$66,082	$74,138	$53,974	$53,144	$207,774
Ratio of net investment income to average net assets	2.06%(b,c)	1.39%(c)	1.03%(c)	1.22%(c,d)	1.87%(c,d)	3.04%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.35%(b)	1.23%	1.25%	1.46%	1.01%	0.97%
Ratio of expenses to average net assets	0.99%(b,c)	0.99%(c)	0.99%(c)	0.97%(c,d)	0.87%(c,d)	0.97%
Portfolio turnover rate	21%	16%	11%	112%(e)	62%	24%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2020.
(d)	RE Advisers waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(e)	Unusually high due to change in strategy and subadviser on January 15, 2016.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1.    Organization
Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund and the Trust currently consists of one portfolio, the Intermediate Bond Fund (collectively, the "Homestead Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act. The Growth Fund is currently operating as a diversified fund. The Fund previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2019, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2019, the Stock Index Fund’s investment constituted 0.76% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2019 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2019 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$131,843,046	$ —	$131,843,046
Money Market Fund	23,101,764	—	—	23,101,764
Total	$23,101,764	$131,843,046	$ —	$154,944,810

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Short-Term Government Securities Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$49,039,054	$ —	$49,039,054
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	18,828,847	—	18,828,847
Corporate Bonds–Other	—	2,382,672	—	2,382,672
Asset-Backed Securities	—	1,448,414	—	1,448,414
Mortgage-Backed Security	—	78,077	—	78,077
Commercial Paper	—	1,799,624	—	1,799,624
Certificates of Deposit	—	448,456	—	448,456
Total	$ —	$74,025,144	$ —	$74,025,144

Short-Term Bond Fund
U.S. Government & Agency Obligations	$ —	$245,738,660	$ —	$245,738,660
Corporate Bonds–Other	—	141,198,757	—	141,198,757
Asset-Backed Securities	—	83,361,523	—	83,361,523
Yankee Bonds	—	42,862,451	—	42,862,451
Municipal Bonds	—	32,581,554	—	32,581,554
Mortgage-Backed Securities	—	870,130	—	870,130
Corporate Bond Guaranteed by Export-Import Bank of the United States	—	288,361	—	288,361
Commercial Paper	—	20,395,743	—	20,395,743
Total	$ —	$567,297,179	$ —	$567,297,179

Intermediate Bond Fund
U.S. Government & Agency Obligations	$ —	$2,452,353	$ —	$2,452,353
Corporate Bonds–Other	—	1,789,359	—	1,789,359
Mortgage-Backed Securities	—	1,652,007	—	1,652,007
Asset-Backed Securities	—	380,000	—	380,000
Yankee Bonds	—	137,082	—	137,082
Money Market Fund	2,220,187	—	—	2,220,187
Total	$2,220,187	$6,410,801	$ —	$8,630,988

Value Fund
Common Stocks	$946,413,778	$ —	$ —	$946,413,778
Commercial Paper	—	6,998,539	—	6,998,539
Total	$946,413,778	$6,998,539	$ —	$953,412,317

Growth Fund
Common Stocks	$226,383,293	$ —	$ —	$226,383,293
Money Market Fund	3,662,192	—	—	3,662,192
Total	$230,045,485	$ —	$ —	$230,045,485

Small-Company Stock Fund
Common Stocks	$412,671,641	$ —	$ —	$412,671,641
Exchange Traded Fund	8,610,800	—	—	8,610,800
Money Market Fund	20,081,141	—	—	20,081,141
Total	$441,363,582	$ —	$ —	$441,363,582

International Equity Fund
Common Stocks	$13,305,106	$58,190,030	$ —	$71,495,136
Preferred Stocks	1,566,245	—	—	1,566,245
Money Market Fund	2,301,839	—	—	2,301,839
Total	$17,173,190	$58,190,030	$ —	$75,363,220
During the period ended June 30, 2019, there were no transfers between levels.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
Management considered events occurring between the date of this report, June 30, 2019, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as "other book/tax differences" in the following tables.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
At June 30, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$154,944,810	$—	$—	$—
Short-Term Gov. Securities Fund	$73,476,206	$625,231	$(76,293)	$548,938
Short-Term Bond Fund	$560,840,316	$6,755,183	$(298,320)	$6,456,863
Intermediate Bond Fund	$8,547,100	$84,122	$(235)	$83,887
Value Fund	$500,097,767	$456,420,992	$(3,106,442)	$453,314,550
Growth Fund	$158,532,887	$75,499,409	$(3,339,241)	$72,160,168
Small-Company Stock Fund	$358,641,661	$95,059,893	$(12,337,930)	$82,721,963
International Equity Fund	$61,456,912	$15,984,648	$(2,069,090)	$13,915,558

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2019, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$4,252,977	$10,157,476
Short-Term Bond Fund	$105,766,244	$240,448,177
Intermediate Bond Fund	$3,465,317	$1,588,421
Value Fund	$98,081,732	$145,823,859
Growth Fund	$29,365,886	$28,402,598
Small-Company Stock Fund	$103,666,919	$228,326,624
International Equity Fund	$14,581,164	$16,129,490
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2019, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$68,925,445	$64,985,621
Short-Term Bond Fund	$519,579,006	$344,355,779
Intermediate Bond Fund	$5,540,443	$1,111,084
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.45% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.
T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income, Short-Term Bond, and Intermediate Bond Funds, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2019 amounted to $35,460 for Short-Term Government Securities Fund, $4,289 for Intermediate Bond Fund and $129,086 for International Equity Fund. In addition, RE Advisers reimbursed certain expenses to the Intermediate Bond Fund in the amount of $28,290.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017.
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.
As of June 30, 2019, certain unaffiliated shareholders of record, including omnibus accounts, held greater than 10% of the net assets of the Funds as follows: there was one such account in the Intermediate Bond Fund accounting for approximately 10% of the outstanding shares and there were four such accounts in the Small-Company Stock Fund accounting for 16%, 16%, 14%, and approximately 10% of the outstanding shares, respectively.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
6.    Capital Share Transactions
As of June 30, 2019, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund, 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2019
In Dollars
Daily Income Fund	$48,493,427	$1,365,687	$49,859,114	$(49,395,959)	$463,155
Short-Term Government Securities Fund	$2,296,827	$622,696	$2,919,523	$(7,310,121)	$(4,390,598)
Short-Term Bond Fund	$35,036,140	$5,936,342	$40,972,482	$(54,913,155)	$(13,940,673)
Intermediate Bond Fund	$6,796,623	$14,457	$6,811,080	$(6,536)	$6,804,544
Stock Index Fund	$7,414,963	$253,893	$7,668,856	$(11,963,109)	$(4,294,253)
Value Fund	$24,724,983	$14,934,830	$39,659,813	$(85,076,810)	$(45,416,997)
Growth Fund	$22,055,146	$1,892,192	$23,947,338	$(21,739,714)	$2,207,624
Small-Company Stock Fund	$25,444,448	$40,823,032	$66,267,480	$(172,529,160)	$(106,261,680)
International Equity Fund	$3,123,829	$—	$3,123,829	$(5,175,327)	$(2,051,498)

In Shares
Daily Income Fund	48,493,427	1,365,687	49,859,114	(49,395,959)	463,155
Short-Term Government Securities Fund	445,627	120,372	565,999	(1,415,476)	(849,477)
Short-Term Bond Fund	(10,562,471)	1,138,911	(9,423,560)	6,745,480	(2,678,080)
Intermediate Bond Fund	1,350,539	2,841	1,353,380	(1,289)	1,352,091
Stock Index Fund	359,238	11,520	370,758	(579,839)	(209,081)
Value Fund	486,504	280,151	766,655	(1,665,086)	(898,431)
Growth Fund	2,026,589	166,860	2,193,449	(2,016,236)	177,213
Small-Company Stock Fund	884,189	1,470,041	2,354,230	(5,945,105)	(3,590,875)
International Equity Fund	390,526	—	390,526	(646,492)	(255,966)

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2018
In Dollars
Daily Income Fund	$99,834,828	$1,759,707	$101,594,535	$(111,667,972)	$(10,073,437)
Short-Term Government Securities Fund	$13,050,967	$1,047,397	$14,098,364	$(12,446,847)	$1,651,517
Short-Term Bond Fund	$92,746,007	$11,174,708	$103,920,715	$(90,823,019)	$13,097,696
Stock Index Fund	$19,057,748	$2,608,256	$21,666,004	$(23,439,983)	$(1,773,979)
Value Fund	$92,336,077	$87,189,015	$179,525,092	$(274,079,327)	$(94,554,235)
Growth Fund	$51,575,108	$19,984,976	$71,560,084	$(40,989,389)	$30,570,695
Small-Company Stock Fund	$96,766,231	$120,348,694	$217,114,925	$(671,707,033)	$(454,592,108)
International Equity Fund	$10,465,592	$1,138,797	$11,604,389	$(8,901,703)	$2,702,686

In Shares
Daily Income Fund	99,834,828	1,759,707	101,594,535	(111,667,972)	(10,073,437)
Short-Term Government Securities Fund	2,546,237	204,330	2,750,567	(2,428,212)	322,355
Short-Term Bond Fund	17,930,290	2,160,822	20,091,112	(17,558,653)	2,532,459
Stock Index Fund	926,146	135,267	1,061,413	(1,134,986)	(73,573)
Value Fund	1,675,097	1,843,395	3,518,492	(4,996,418)	(1,477,926)
Growth Fund	4,553,819	2,027,070	6,580,889	(3,662,673)	2,918,216
Small-Company Stock Fund	2,368,470	4,481,052	6,849,522	(16,759,137)	(9,909,615)
International Equity Fund	1,233,468	156,000	1,389,468	(1,049,807)	339,661
7.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
8.    Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update 2018-13, Fair Value Measurement (Topic 820); Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, intended to improve the effectiveness of the disclosure requirements for fair value measurements. The amendment is affective for fiscal years and interim periods beginning after December 15, 2019. Management is currently evaluating the impact these changes will have on the financial statements and disclosures.
Effective January 1, 2019, the Funds adopted Accounting Standard Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for the premium on certain callable debt securities to the earliest call date. There was no impact on the financial statements.
Notes to Financial Statements

Shareholder Meeting Results

A special meeting of shareholders of Homestead Funds, Inc. (the “Corporation”) was held on June 27, 2019. The proposals and results of the votes are summarized below.
Election of Directors
	Votes For	Votes Withheld
Julie H. Dellinger	303,181,061.582	8,953,085.411
Judith H. McKinney	303,441,664.942	8,692,482.051
Mark D. Santero	302,667,784.912	9,466,362.081
Peter J. Tonetti	303,456,363.323	8,677,783.670
The other Directors whose term of office continued after the meeting are as follows: James F. Perna, Douglas W. Johnson, Kenneth R. Meyer, Anthony M. Marinello, Sheldon C. Petersen and Mark Rose.
To approve a proposal to authorize RE Advisers Corporation and the Corporation to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval.
	Votes For	Votes Against	Abstentions	Broker Non- Votes
Daily Income Fund	141,151,229.001	10,068,646.098	3,320,258.712	75,027.760
Short-Term Bond Fund	79,383,080.036	3,324,639.165	1,836,953.091	4,322,240.122
Value Fund	9,084,528.635	2,272,136.708	233,933.144	2,566,240.461
Short-Term Government Securities Fund	11,044,431.996	717,913.770	241,248.074	11,481.206
Stock Index Fund	5,157,867.472	192,415.900	24,331.274	153,614.778
Growth Fund	14,099,682.584	510,747.354	269,710.629	1,803,849.813
International Equity Fund	7,138,682.065	196,465.413	65,994.227	26,633.341

Directors and Officers

James F. Perna, Director/Trustee and Chairman of the Board
Mark D. Santero, President, Chief Executive Officer, and Director/Trustee
Douglas W. Johnson, Director/Trustee and Chairman of the Audit Committee
Kenneth R. Meyer, Director/Trustee and Chairman of the Compensation Committee
Anthony M. Marinello, Director/Trustee
Sheldon C. Petersen, Director/Trustee
Mark Rose, Director/Trustee
Peter J. Tonetti, Director/Trustee
Judith H. McKinney, Director/Trustee
Julie H. Dellinger, Director/Trustee
Danielle C. Sieverling, Chief Compliance Officer
Jennifer (Laurie) Webster, Chief Operations Officer
John (Jack) Delaney, Secretary
Amy M. DiMauro, Treasurer
Directors and Officers

Portfolio of Investments
S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)

Common Stocks | 98.8% of net assets
	Shares	Value
Aerospace & Defense | 2.6%
Arconic, Inc.	327,315	$8,451,273
Boeing Co.	428,938	156,137,721
General Dynamics Corp.	222,599	40,472,950
Huntington Ingalls Industries, Inc.	33,853	7,608,123
L3 Technologies, Inc.	65,131	15,968,167
L3Harris Technologies, Inc.	96,835	18,314,404
Lockheed Martin Corp.	201,505	73,255,128
Northrop Grumman Corp.	139,196	44,975,620
Raytheon Co.	229,127	39,840,603
Textron, Inc.	190,050	10,080,252
TransDigm Group, Inc. (a)	40,107	19,403,767
United Technologies Corp.	664,937	86,574,797
Total Aerospace & Defense		521,082,805
Air Freight & Logistics | 0.5%
C.H. Robinson Worldwide, Inc.	111,949	9,442,898
Expeditors International of Washington, Inc.	141,594	10,741,321
FedEx Corp.	196,760	32,306,024
United Parcel Service, Inc., Class B	571,808	59,050,612
Total Air Freight & Logistics		111,540,855
Airlines | 0.4%
Alaska Air Group, Inc.	101,244	6,470,504
American Airlines Group, Inc.	325,899	10,627,567
Delta Air Lines, Inc.	488,356	27,714,203
Southwest Airlines Co.	400,667	20,345,870
United Continental Holdings, Inc. (a)	181,453	15,886,210
Total Airlines		81,044,354
Auto Components | 0.1%
Aptiv PLC	211,364	17,084,552
BorgWarner, Inc.	171,553	7,201,795
Total Auto Components		24,286,347
Automobiles | 0.4%
Ford Motor Co.	3,212,405	32,862,903
General Motors Co.	1,081,356	41,664,647
Harley-Davidson, Inc.	128,117	4,590,432
Total Automobiles		79,117,982
Banks | 5.4%
Bank of America Corp.	7,248,871	210,217,259
BB&T Corp.	627,874	30,847,450
Citigroup, Inc.	1,895,679	132,754,400
Citizens Financial Group, Inc.	379,761	13,428,349
Comerica, Inc.	129,051	9,374,265
Fifth Third Bancorp	596,094	16,631,023
First Republic Bank (b)	135,767	13,257,647
Huntington Bancshares, Inc.	848,449	11,725,565
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Banks | 5.4% (Continued)
JPMorgan Chase & Co.	2,659,293	$297,308,957
KeyCorp	828,871	14,712,460
M&T Bank Corp.	111,998	19,047,500
People's United Financial, Inc.	323,296	5,424,907
PNC Financial Services Group, Inc.	370,072	50,803,484
Regions Financial Corp.	833,745	12,456,150
SunTrust Banks, Inc.	363,538	22,848,363
SVB Financial Group (a)(b)	42,320	9,504,649
U.S. Bancorp	1,226,809	64,284,792
Wells Fargo & Co.	3,315,956	156,911,038
Zions Bancorp. NA	150,600	6,924,588
Total Banks		1,098,462,846
Beverages | 1.8%
Brown-Forman Corp., Class B	136,364	7,558,657
Coca-Cola Co.	3,147,488	160,270,089
Constellation Brands, Inc., Class A	137,072	26,994,960
Molson Coors Brewing Co., Class B	153,940	8,620,640
Monster Beverage Corp. (a)(b)	320,917	20,484,132
PepsiCo, Inc.	1,149,164	150,689,875
Total Beverages		374,618,353
Biotechnology | 2.2%
AbbVie, Inc.	1,211,884	88,128,204
Alexion Pharmaceuticals, Inc. (a)	183,821	24,076,875
Amgen, Inc.	500,004	92,140,737
Biogen, Inc. (a)	159,255	37,244,967
Celgene Corp. (a)	578,147	53,443,909
Gilead Sciences, Inc.	1,042,375	70,422,855
Incyte Corp. (a)	145,905	12,396,089
Regeneron Pharmaceuticals, Inc. (a)	64,467	20,178,171
Vertex Pharmaceuticals, Inc. (a)	209,959	38,502,281
Total Biotechnology		436,534,088
Building Products | 0.3%
Allegion PLC	77,298	8,545,294
AO Smith Corp.	116,550	5,496,498
Fortune Brands Home & Security, Inc.	114,669	6,551,040
Johnson Controls International PLC	652,353	26,948,703
Masco Corp.	243,172	9,542,069
Total Building Products		57,083,604
Capital Markets | 2.7%
Affiliated Managers Group, Inc.	41,062	3,783,453
Ameriprise Financial, Inc.	109,770	15,934,213
Bank of New York Mellon Corp.	722,143	31,882,613
BlackRock, Inc. (c)	97,514	45,763,320

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Capital Markets | 2.7% (Continued)
Cboe Global Markets, Inc.	91,576	$9,490,021
Charles Schwab Corp.	974,010	39,145,462
CME Group, Inc.	293,453	56,962,162
E*Trade Financial Corp.	202,442	9,028,913
Franklin Resources, Inc.	241,326	8,398,145
Goldman Sachs Group, Inc.	278,911	57,065,191
Intercontinental Exchange, Inc.	462,236	39,724,562
Invesco Ltd.	327,515	6,700,957
MarketAxess Holdings, Inc.	30,887	9,927,699
Moody's Corp.	135,222	26,410,209
Morgan Stanley	1,048,068	45,915,859
MSCI, Inc.	69,417	16,576,085
Nasdaq, Inc.	95,087	9,144,517
Northern Trust Corp.	179,042	16,113,780
Raymond James Financial, Inc.	102,701	8,683,370
S&P Global, Inc.	201,433	45,884,423
State Street Corp.	304,540	17,072,512
T. Rowe Price Group, Inc.	193,854	21,267,722
Total Capital Markets		540,875,188
Chemicals | 2.0%
Air Products & Chemicals, Inc.	180,457	40,850,051
Albemarle Corp.	87,068	6,130,458
Celanese Corp.	103,779	11,187,376
CF Industries Holdings, Inc.	183,499	8,571,238
Corteva, Inc.	615,743	18,207,520
Dow Inc.	613,859	30,269,387
DuPont de Nemours, Inc.	613,836	46,080,669
Eastman Chemical Co.	111,653	8,689,953
Ecolab, Inc.	207,936	41,054,884
FMC Corp.	106,998	8,875,484
International Flavors & Fragrances, Inc.	83,088	12,055,238
Linde PLC	444,940	89,343,952
LyondellBasell Industries NV, Class A	248,936	21,440,858
Mosaic Co.	290,955	7,282,604
PPG Industries, Inc.	193,548	22,588,987
Sherwin-Williams Co.	66,596	30,520,281
Total Chemicals		403,148,940
Commercial Services & Supplies | 0.4%
Cintas Corp.	69,030	16,380,129
Copart, Inc. (a)	163,712	12,235,835
Republic Services, Inc.	176,629	15,303,137
Rollins, Inc.	120,824	4,333,957
Waste Management, Inc.	320,288	36,951,626
Total Commercial Services & Supplies		85,204,684
Communications Equipment | 1.2%
Arista Networks, Inc. (a)(b)	43,341	11,252,191
Cisco Systems, Inc.	3,509,192	192,058,078
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Communications Equipment | 1.2% (Continued)
F5 Networks, Inc. (a)	48,294	$7,033,055
Juniper Networks, Inc.	282,265	7,516,717
Motorola Solutions, Inc.	135,278	22,554,901
Total Communications Equipment		240,414,942
Construction & Engineering | 0.1%
Jacobs Engineering Group, Inc.	95,037	8,020,173
Quanta Services, Inc.	116,201	4,437,716
Total Construction & Engineering		12,457,889
Construction Materials | 0.1%
Martin Marietta Materials, Inc.	51,218	11,785,774
Vulcan Materials Co.	108,284	14,868,476
Total Construction Materials		26,654,250
Consumer Finance | 0.7%
American Express Co.	560,249	69,157,136
Capital One Financial Corp.	384,959	34,931,180
Discover Financial Services	265,381	20,590,912
Synchrony Financial	519,871	18,023,928
Total Consumer Finance		142,703,156
Containers & Packaging | 0.4%
Amcor PLC (a)	1,330,675	15,289,456
Avery Dennison Corp.	67,946	7,859,993
Ball Corp.	272,557	19,076,264
International Paper Co.	326,605	14,148,529
Packaging Corp. of America	77,463	7,383,773
Sealed Air Corp.	128,174	5,483,284
WestRock Co.	210,715	7,684,776
Total Containers & Packaging		76,926,075
Distributors | 0.1%
Genuine Parts Co.	119,738	12,402,462
LKQ Corp. (a)	257,401	6,849,441
Total Distributors		19,251,903
Diversified Consumer Services | 0.0%
H&R Block, Inc.	162,767	4,769,073
Total Diversified Consumer Services		4,769,073
Diversified Financial Services | 1.7%
Berkshire Hathaway, Inc., Class B (a)	1,588,542	338,629,498
Jefferies Financial Group, Inc.	207,709	3,994,244
Total Diversified Financial Services		342,623,742

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Diversified Telecommunication Services | 2.0%
AT&T, Inc.	5,982,640	$200,478,266
CenturyLink, Inc.	783,101	9,209,268
Verizon Communications, Inc.	3,390,305	193,688,125
Total Diversified Telecommunication Services		403,375,659
Electric Utilities | 2.0%
Alliant Energy Corp.	193,709	9,507,238
American Electric Power Co., Inc.	404,501	35,600,133
Duke Energy Corp.	596,827	52,664,014
Edison International	265,461	17,894,726
Entergy Corp.	155,695	16,025,686
Evergy, Inc.	200,103	12,036,195
Eversource Energy	263,227	19,942,078
Exelon Corp.	795,954	38,158,035
FirstEnergy Corp.	413,874	17,717,946
NextEra Energy, Inc.	392,614	80,430,904
Pinnacle West Capital Corp.	92,041	8,660,138
PPL Corp.	590,949	18,325,328
Southern Co.	853,238	47,166,997
Xcel Energy, Inc.	421,911	25,099,485
Total Electric Utilities		399,228,903
Electrical Equipment | 0.5%
AMETEK, Inc.	186,776	16,966,732
Eaton Corp. PLC	346,842	28,885,002
Emerson Electric Co.	502,231	33,508,852
Rockwell Automation, Inc.	96,409	15,794,686
Total Electrical Equipment		95,155,272
Electronic Equipment, Instruments & Components | 0.5%
Amphenol Corp., Class A	244,890	23,494,747
Corning, Inc.	643,313	21,377,291
FLIR Systems, Inc.	109,710	5,935,311
IPG Photonics Corp. (a)(b)	28,468	4,391,189
Keysight Technologies, Inc. (a)	154,256	13,853,731
TE Connectivity Ltd.	276,526	26,485,660
Total Electronic Equipment, Instruments & Components		95,537,929
Energy Equipment & Services | 0.5%
Baker Hughes a GE Co.	422,098	10,396,274
Halliburton Co.	716,456	16,292,209
Helmerich & Payne, Inc.	90,592	4,585,767
National Oilwell Varco, Inc.	316,363	7,032,750
Schlumberger Ltd.	1,135,474	45,123,737
TechnipFMC PLC	339,977	8,819,003
Total Energy Equipment & Services		92,249,740
Entertainment | 1.0%
Activision Blizzard, Inc.	627,945	29,639,004
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Entertainment | 1.0% (Continued)
Electronic Arts Inc. (a)	243,981	$24,705,516
Netflix, Inc. (a)	358,417	131,653,733
Take-Two Interactive Software, Inc. (a)	92,258	10,474,051
Viacom, Inc., Class B	289,905	8,659,462
Total Entertainment		205,131,766
Equity Real Estate Investment Trusts (REITs) | 2.9%
Alexandria Real Estate Equities, Inc.	92,658	13,073,117
American Tower Corp.	362,355	74,083,480
Apartment Investment & Management Co., Class A	124,251	6,227,460
AvalonBay Communities, Inc.	114,278	23,219,004
Boston Properties, Inc.	126,670	16,340,430
Crown Castle International Corp.	340,810	44,424,583
Digital Realty Trust, Inc.	171,140	20,158,581
Duke Realty Corp.	294,646	9,313,760
Equinix, Inc.	68,918	34,754,658
Equity Residential	303,691	23,056,221
Essex Property Trust, Inc.	53,872	15,726,853
Extra Space Storage, Inc.	104,482	11,085,540
Federal Realty Investment Trust	61,405	7,906,508
HCP, Inc.	394,067	12,602,263
Host Hotels & Resorts, Inc.	607,358	11,066,063
Iron Mountain, Inc.	235,175	7,360,977
Kimco Realty Corp.	345,973	6,393,581
Macerich Co.	84,574	2,832,383
Mid-America Apartment Communities, Inc.	93,450	11,004,672
Prologis, Inc.	517,102	41,419,870
Public Storage	123,122	29,323,967
Realty Income Corp.	258,076	17,799,502
Regency Centers Corp.	135,215	9,024,249
SBA Communications Corp. (a)	92,839	20,873,921
Simon Property Group, Inc.	253,296	40,466,569
SL Green Realty Corp.	67,577	5,431,163
UDR, Inc.	231,005	10,369,814
Ventas, Inc.	302,831	20,698,499
Vornado Realty Trust	142,305	9,121,750
Welltower, Inc.	331,956	27,064,373
Weyerhaeuser Co.	611,599	16,109,518
Total Equity Real Estate Investment Trusts (REITs)		598,333,329
Food & Staples Retailing | 1.5%
Costco Wholesale Corp.	360,523	95,271,808
Kroger Co.	661,289	14,356,584
Sysco Corp.	387,631	27,413,264
Walgreens Boots Alliance, Inc.	637,083	34,829,328
Walmart, Inc.	1,146,698	126,698,662
Total Food & Staples Retailing		298,569,646

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Food Products | 1.1%
Archer-Daniels-Midland Co.	458,597	$18,710,757
Campbell Soup Co.	157,998	6,330,980
Conagra Brands, Inc.	398,336	10,563,871
General Mills, Inc.	490,867	25,780,335
Hershey Co.	114,189	15,304,752
Hormel Foods Corp.	223,190	9,048,123
J.M. Smucker Co.	93,246	10,741,007
Kellogg Co.	203,763	10,915,584
Kraft Heinz Co.	504,334	15,654,527
Lamb Weston Holdings, Inc.	121,446	7,694,818
McCormick & Co., Inc.	100,395	15,562,229
Mondelez International, Inc., Class A	1,180,818	63,646,090
Tyson Foods, Inc., Class A	241,670	19,512,436
Total Food Products		229,465,509
Gas Utilities | 0.0%
Atmos Energy Corp.	95,910	10,124,260
Total Gas Utilities		10,124,260
Health Care Equipment & Supplies | 3.5%
Abbott Laboratories	1,446,213	121,626,513
ABIOMED, Inc. (a)	36,992	9,636,046
Align Technology, Inc. (a)(b)	59,683	16,335,237
Baxter International, Inc.	388,942	31,854,350
Becton, Dickinson & Co.	221,117	55,723,695
Boston Scientific Corp. (a)	1,140,008	48,997,544
Cooper Cos., Inc.	40,568	13,666,954
Danaher Corp.	516,469	73,813,749
DENTSPLY SIRONA, Inc.	191,806	11,193,798
Edwards Lifesciences Corp. (a)	170,922	31,576,130
Hologic, Inc. (a)	219,738	10,551,819
IDEXX Laboratories, Inc. (a)(b)	70,505	19,412,142
Intuitive Surgical, Inc. (a)	94,641	49,643,937
Medtronic PLC	1,099,056	107,037,064
ResMed, Inc.	117,913	14,388,923
Stryker Corp.	253,862	52,188,950
Teleflex, Inc.	37,401	12,385,341
Varian Medical Systems, Inc. (a)	74,554	10,149,036
Zimmer Biomet Holdings, Inc.	167,668	19,741,230
Total Health Care Equipment & Supplies		709,922,458
Health Care Providers & Services | 2.6%
AmerisourceBergen Corp.	127,499	10,870,565
Anthem, Inc.	210,840	59,501,156
Cardinal Health, Inc.	244,339	11,508,367
Centene Corp. (a)(b)	338,864	17,770,028
Cigna Corp.	311,066	49,008,448
CVS Health Corp.	1,064,949	58,029,071
DaVita, Inc. (a)	100,411	5,649,123
HCA Healthcare, Inc.	218,877	29,585,604
Henry Schein, Inc. (a)(b)	121,008	8,458,459
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Health Care Providers & Services | 2.6% (Continued)
Humana, Inc.	110,948	$29,434,504
Laboratory Corp. of America Holdings (a)(b)	80,802	13,970,666
McKesson Corp.	157,150	21,119,389
Quest Diagnostics, Inc.	110,442	11,244,100
UnitedHealth Group, Inc.	779,057	190,097,699
Universal Health Services, Inc., Class B (b)	67,589	8,812,930
WellCare Health Plans, Inc. (a)	41,244	11,757,427
Total Health Care Providers & Services		536,817,536
Health Care Technology | 0.1%
Cerner Corp.	266,769	19,554,168
Total Health Care Technology		19,554,168
Hotels, Restaurants & Leisure | 1.9%
Carnival Corp.	328,239	15,279,525
Chipotle Mexican Grill, Inc. (a)	19,993	14,652,470
Darden Restaurants, Inc.	100,811	12,271,723
Hilton Worldwide Holdings, Inc.	239,226	23,381,949
Marriott International, Inc., Class A	226,567	31,785,084
McDonald's Corp.	625,936	129,981,870
MGM Resorts International	417,840	11,937,689
Norwegian Cruise Line Holdings Ltd. (a)	177,936	9,542,708
Royal Caribbean Cruises Ltd.	140,499	17,029,884
Starbucks Corp.	992,899	83,234,723
Wynn Resorts Ltd.	80,004	9,919,696
Yum! Brands, Inc.	250,827	27,759,024
Total Hotels, Restaurants & Leisure		386,776,345
Household Durables | 0.3%
D.R. Horton, Inc.	278,385	12,006,745
Garmin Ltd.	99,649	7,951,990
Leggett & Platt, Inc.	104,824	4,022,097
Lennar Corp., Class A	233,087	11,295,396
Mohawk Industries, Inc. (a)(b)	50,377	7,429,096
Newell Brands, Inc.	319,095	4,920,445
PulteGroup, Inc.	210,636	6,660,311
Whirlpool Corp.	51,923	7,391,758
Total Household Durables		61,677,838
Household Products | 1.7%
Church & Dwight Co., Inc.	203,326	14,854,997
Clorox Co.	104,561	16,009,335
Colgate-Palmolive Co.	703,780	50,439,913
Kimberly-Clark Corp.	281,831	37,562,436
Procter & Gamble Co.	2,056,239	225,466,606
Total Household Products		344,333,287

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Independent Power and Renewable Electricity Producers | 0.1%
AES Corp.	544,100	$9,119,116
NRG Energy, Inc.	219,002	7,691,350
Total Independent Power and Renewable Electricity Producers		16,810,466
Industrial Conglomerates | 1.4%
3M Co.	472,534	81,909,044
General Electric Co.	7,149,007	75,064,573
Honeywell International, Inc.	596,577	104,156,378
Roper Technologies, Inc.	85,227	31,215,241
Total Industrial Conglomerates		292,345,236
Insurance | 2.5%
Aflac, Inc.	611,109	33,494,884
Allstate Corp.	273,069	27,768,387
American International Group, Inc.	711,080	37,886,342
Aon PLC	197,171	38,050,060
Arthur J Gallagher & Co.	152,665	13,371,927
Assurant, Inc.	50,395	5,361,020
Chubb Ltd.	375,346	55,284,712
Cincinnati Financial Corp.	124,366	12,893,023
Everest Re Group Ltd.	33,888	8,376,436
Hartford Financial Services Group, Inc.	296,680	16,531,010
Lincoln National Corp.	165,874	10,690,579
Loews Corp.	219,232	11,985,414
Marsh & McLennan Cos., Inc.	419,182	41,813,405
MetLife, Inc.	779,079	38,696,854
Principal Financial Group, Inc.	213,283	12,353,351
Progressive Corp.	478,731	38,264,969
Prudential Financial, Inc.	332,962	33,629,162
Torchmark Corp.	82,916	7,417,665
Travelers Cos., Inc.	214,703	32,102,393
Unum Group	173,973	5,836,794
Willis Towers Watson PLC	105,943	20,292,322
Total Insurance		502,100,709
Interactive Media & Services | 4.6%
Alphabet, Inc., Class C (a)	251,235	271,562,424
Alphabet, Inc., Class A (a)	245,467	265,791,667
Facebook, Inc., Class A (a)	1,969,519	380,117,167
Twitter, Inc. (a)	598,591	20,890,826
Total Interactive Media & Services		938,362,084
Internet & Direct Marketing Retail | 3.7%
Amazon.com, Inc. (a)	339,021	641,980,336
Booking Holdings, Inc. (a)	35,488	66,529,709
eBay, Inc.	671,580	26,527,410
Expedia Group, Inc.	97,000	12,903,910
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Internet & Direct Marketing Retail | 3.7% (Continued)
TripAdvisor, Inc. (a)	84,852	$3,927,799
Total Internet & Direct Marketing Retail		751,869,164
IT Services | 5.2%
Accenture PLC, Class A	522,873	96,611,244
Akamai Technologies, Inc. (a)	134,521	10,780,513
Alliance Data Systems Corp.	37,366	5,236,098
Automatic Data Processing, Inc.	356,784	58,987,099
Broadridge Financial Solutions, Inc.	95,207	12,156,030
Cognizant Technology Solutions Corp., Class A	466,019	29,540,944
DXC Technology Co.	220,706	12,171,936
Fidelity National Information Services, Inc.	265,471	32,567,982
Fiserv, Inc. (a)(b)	321,726	29,328,542
FleetCor Technologies, Inc. (a)(b)	70,658	19,844,299
Gartner, Inc. (a)(b)	73,853	11,885,902
Global Payments, Inc.	128,448	20,568,378
International Business Machines Corp.	726,838	100,230,960
Jack Henry & Associates, Inc.	63,289	8,475,663
Mastercard, Inc., Class A	736,785	194,901,736
Paychex, Inc.	262,944	21,637,662
PayPal Holdings, Inc. (a)	963,168	110,244,209
Total System Services, Inc.	133,466	17,119,684
VeriSign, Inc. (a)	85,978	17,983,159
Visa Inc., Class A	1,425,560	247,405,938
Western Union Co.	346,907	6,899,980
Total IT Services		1,064,577,958
Leisure Products | 0.0%
Hasbro, Inc.	94,917	10,030,828
Total Leisure Products		10,030,828
Life Sciences Tools & Services | 1.1%
Agilent Technologies, Inc.	260,809	19,474,608
Illumina, Inc. (a)	120,505	44,363,916
IQVIA Holdings, Inc. (a)	129,353	20,812,897
Mettler-Toledo International, Inc. (a)(b)	20,333	17,079,720
PerkinElmer, Inc.	90,927	8,759,907
Thermo Fisher Scientific, Inc.	327,890	96,294,735
Waters Corp. (a)(b)	56,953	12,258,564
Total Life Sciences Tools & Services		219,044,347
Machinery | 1.6%
Caterpillar, Inc.	468,804	63,893,297
Cummins, Inc.	118,571	20,315,955
Deere & Co.	259,945	43,075,486
Dover Corp.	119,136	11,937,427

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Machinery | 1.6% (Continued)
Flowserve Corp.	107,502	$5,664,280
Fortive Corp.	241,738	19,706,482
Illinois Tool Works, Inc.	246,589	37,188,087
Ingersoll-Rand PLC	197,798	25,055,073
PACCAR Inc.	284,002	20,351,583
Parker-Hannifin Corp.	106,186	18,052,682
Pentair PLC	129,638	4,822,534
Snap-on, Inc.	45,592	7,551,859
Stanley Black & Decker, Inc.	124,221	17,963,599
Wabtec Corp.	132,623	9,517,026
Xylem, Inc.	147,503	12,337,151
Total Machinery		317,432,521
Media | 2.4%
CBS Corp., Class B	288,519	14,397,098
Charter Communications, Inc., Class A (a)(b)	141,019	55,727,888
Comcast Corp., Class A	3,712,997	156,985,513
Discovery, Inc., Class A (a)(b)	127,330	3,909,031
Discovery, Inc., Class C (a)(b)	295,569	8,408,938
DISH Network Corp., Class A (a)	189,146	7,265,098
Fox Corp., Class A (a)	290,484	10,643,334
Fox Corp., Class B (a)	133,124	4,863,020
Interpublic Group of Cos., Inc.	317,281	7,167,378
News Corp., Class A	316,045	4,263,447
News Corp., Class B	95,128	1,327,987
Omnicom Group, Inc.	180,486	14,790,828
Walt Disney Co.	1,431,069	199,834,475
Total Media		489,584,035
Metals & Mining | 0.3%
Freeport-McMoRan, Inc.	1,197,969	13,908,420
Newmont Mining Corp.	671,906	25,848,224
Nucor Corp.	251,026	13,831,532
Total Metals & Mining		53,588,176
Multi-Utilities | 1.1%
Ameren Corp.	201,176	15,110,329
CenterPoint Energy, Inc.	411,664	11,785,940
CMS Energy Corp.	234,825	13,598,716
Consolidated Edison, Inc.	268,147	23,511,129
Dominion Energy, Inc.	657,749	50,857,153
DTE Energy Co.	150,191	19,206,425
NiSource, Inc.	305,857	8,808,682
Public Service Enterprise Group, Inc.	411,377	24,197,195
Sempra Energy	224,933	30,914,791
WEC Energy Group, Inc.	258,937	21,587,578
Total Multi-Utilities		219,577,938
Multiline Retail | 0.5%
Dollar General Corp.	211,870	28,636,349
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Multiline Retail | 0.5% (Continued)
Dollar Tree, Inc. (a)(b)	195,034	$20,944,701
Kohl's Corp.	132,816	6,315,401
Macy's, Inc.	253,674	5,443,844
Nordstrom, Inc.	88,174	2,809,224
Target Corp.	421,683	36,521,964
Total Multiline Retail		100,671,483
Oil, Gas & Consumable Fuels | 4.5%
Anadarko Petroleum Corp.	411,619	29,043,837
Apache Corp.	308,588	8,939,794
Cabot Oil & Gas Corp.	349,750	8,030,260
Chevron Corp.	1,561,579	194,322,891
Cimarex Energy Co.	82,191	4,876,392
Concho Resources Inc. (b)	164,440	16,966,919
ConocoPhillips	926,478	56,515,158
Devon Energy Corp.	340,366	9,707,238
Diamondback Energy, Inc.	126,893	13,827,530
EOG Resources, Inc.	475,730	44,319,007
Exxon Mobil Corp.	3,468,500	265,791,155
Hess Corp.	209,360	13,309,015
HollyFrontier Corp.	129,331	5,985,439
Kinder Morgan, Inc.	1,595,933	33,323,081
Marathon Oil Corp.	662,202	9,409,890
Marathon Petroleum Corp.	545,527	30,484,049
Noble Energy, Inc.	392,315	8,787,856
Occidental Petroleum Corp.	613,200	30,831,696
ONEOK, Inc.	337,239	23,205,416
Phillips 66	342,797	32,065,231
Pioneer Natural Resources Co.	138,068	21,243,142
Valero Energy Corp.	342,347	29,308,327
Williams Cos., Inc.	993,366	27,853,983
Total Oil, Gas & Consumable Fuels		918,147,306
Personal Products | 0.2%
Coty, Inc., Class A	246,388	3,301,599
Estee Lauder Cos., Inc., Class A	179,751	32,914,206
Total Personal Products		36,215,805
Pharmaceuticals | 4.5%
Allergan PLC	252,597	42,292,316
Bristol-Myers Squibb Co.	1,340,909	60,810,223
Eli Lilly & Co.	708,309	78,473,554
Johnson & Johnson	2,176,520	303,145,705
Merck & Co., Inc.	2,110,601	176,973,894
Mylan NV (a)(b)	428,272	8,154,299
Nektar Therapeutics (a)(b)	143,154	5,093,419
Perrigo Co. PLC	99,598	4,742,857
Pfizer, Inc.	4,551,171	197,156,728
Zoetis, Inc.	392,385	44,531,774
Total Pharmaceuticals		921,374,769

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Professional Services | 0.3%
Equifax, Inc.	99,047	$13,395,116
IHS Markit Ltd. (a)	296,698	18,905,597
Nielsen Holdings PLC	291,421	6,586,115
Robert Half International, Inc.	95,017	5,416,919
Verisk Analytics, Inc.	134,168	19,650,245
Total Professional Services		63,953,992
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)	256,372	13,151,884
Total Real Estate Management & Development		13,151,884
Road & Rail | 1.0%
CSX Corp.	630,158	48,755,324
J.B. Hunt Transport Services, Inc.	71,325	6,519,818
Kansas City Southern	82,458	10,045,034
Norfolk Southern Corp.	218,030	43,459,920
Union Pacific Corp.	580,260	98,127,769
Total Road & Rail		206,907,865
Semiconductors & Semiconductor Equipment | 3.7%
Advanced Micro Devices, Inc. (a)(b)	727,059	22,080,782
Analog Devices, Inc.	303,117	34,212,816
Applied Materials, Inc.	768,929	34,532,601
Broadcom, Inc.	324,500	93,410,570
Intel Corp.	3,670,085	175,686,969
KLA-Tencor Corp.	133,643	15,796,603
Lam Research Corp.	122,905	23,086,475
Maxim Integrated Products, Inc.	221,402	13,244,268
Microchip Technology, Inc.	195,044	16,910,315
Micron Technology, Inc. (a)	907,222	35,009,697
NVIDIA Corp.	499,236	81,989,528
Qorvo, Inc. (a)(b)	99,482	6,626,496
QUALCOMM, Inc.	996,587	75,810,373
Skyworks Solutions, Inc.	141,213	10,911,528
Texas Instruments, Inc.	769,108	88,262,834
Xilinx, Inc.	208,155	24,545,638
Total Semiconductors & Semiconductor Equipment		752,117,493
Software | 6.7%
Adobe, Inc. (a)	400,005	117,861,473
ANSYS, Inc. (a)	68,801	14,091,821
Autodesk, Inc. (a)	180,037	29,328,027
Cadence Design Systems, Inc. (a)	230,378	16,313,066
Citrix Systems, Inc.	102,013	10,011,556
Fortinet, Inc. (a)	118,986	9,141,694
Intuit, Inc.	212,518	55,537,329
Microsoft Corp.	6,281,705	841,497,202
Oracle Corp.	1,989,186	113,323,926
Red Hat, Inc. (a)	145,718	27,360,012
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Software | 6.7% (Continued)
salesforce.com, Inc. (a)	636,583	$96,588,739
Symantec Corp.	506,961	11,031,471
Synopsys, Inc. (a)	122,882	15,813,685
Total Software		1,357,900,001
Specialty Retail | 2.3%
Advance Auto Parts, Inc.	59,306	9,141,427
AutoZone, Inc. (a)	20,211	22,221,388
Best Buy Co., Inc.	190,454	13,280,358
CarMax, Inc. (a)(b)	136,238	11,829,546
Foot Locker, Inc.	90,561	3,796,317
Gap, Inc.	168,153	3,021,709
Home Depot, Inc.	901,975	187,583,741
L Brands, Inc.	188,267	4,913,769
Lowe's Cos., Inc.	641,807	64,764,744
O'Reilly Automotive, Inc. (a)	64,169	23,698,895
Ross Stores, Inc.	300,143	29,750,174
Tiffany & Co.	88,586	8,295,193
TJX Cos., Inc.	994,102	52,568,114
Tractor Supply Co.	99,135	10,785,888
Ulta Salon Cosmetics & Fragrance, Inc. (a)	45,643	15,833,100
Total Specialty Retail		461,484,363
Technology Hardware, Storage & Peripherals | 3.9%
Apple, Inc.	3,583,207	709,188,329
Hewlett Packard Enterprise Co.	1,097,787	16,411,916
HP, Inc.	1,240,636	25,792,822
NetApp, Inc.	200,968	12,399,726
Seagate Technology PLC	206,875	9,747,950
Western Digital Corp.	240,189	11,420,987
Xerox Corp.	160,203	5,672,788
Total Technology Hardware, Storage & Peripherals		790,634,518
Textiles, Apparel & Luxury Goods | 0.7%
Capri Holdings Ltd. (a)	123,734	4,291,095
Hanesbrands, Inc.	298,071	5,132,783
NIKE, Inc., Class B	1,030,218	86,486,801
PVH Corp.	60,782	5,752,409
Ralph Lauren Corp.	42,619	4,841,092
Tapestry, Inc.	237,843	7,546,758
Under Armour, Inc., Class A (a)(b)	154,128	3,907,145
Under Armour, Inc., Class C (a)	157,544	3,497,477
VF Corp.	266,972	23,320,004
Total Textiles, Apparel & Luxury Goods		144,775,564
Tobacco | 0.9%
Altria Group, Inc.	1,533,713	72,621,310
Philip Morris International, Inc.	1,275,392	100,156,534
Total Tobacco		172,777,844

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of net assets (Continued)
	Shares	Value
Trading Companies & Distributors | 0.2%
Fastenal Co.	469,165	$15,290,087
United Rentals, Inc. (a)	64,479	8,551,850
W.W. Grainger, Inc.	36,250	9,723,338
Total Trading Companies & Distributors		33,565,275
Water Utilities | 0.1%
American Water Works Co., Inc.	148,954	17,278,665
Total Water Utilities		17,278,665
Total Common Stocks
(Cost $12,230,970,576)		20,031,335,010

Short-Term Securities | 1.5% of net assets

BlackRock Cash Funds: Institutional, SL Agency Shares, 2.52% (c)(d)(e)	98,087,066	98,136,109
Short-Term Securities | 1.5% of net assets (Continued)
	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.34% (c)(d)	205,449,696	$205,449,696
Total Short-Term Securities
(Cost $303,559,693)		303,585,805
Total Investments
(Cost $12,534,530,269) | 100.3%		20,334,920,815
Liabilities in Excess of Other Assets | (0.3)%		(64,906,758)
Net Assets | 100.0%		$20,270,014,057

(a)	Non-income producing.
(b)	Security, or a portion of security, is on loan.
(c)	During the period ended June 30, 2019, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2018	Shares Purchased	Shares Sold	Shares Held at June 30, 2019	Value at June 30, 2019	Income	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	118,748,723	—	(20,661,657)[2]	98,087,066	$98,136,109	$345,706[3]	$23,375	$23,276
BlackRock Cash Funds: Treasury, SL Agency Shares	479,801,017	—	(274,351,321)[2]	205,449,696	205,449,696	1,971,019	—	—
BlackRock, Inc.	98,827	—	(1,313)	97,514	45,763,320	643,592	(203,113)	7,674,125
Total					$349,349,125	$2,960,317	$(179,738)	$7,697,401
[1]	Includes net capital gain distributions, if applicable.
[2]	Represents net shares sold.
[3]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	7-day yield at June 30, 2019.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1,505	S&P 500 E-Mini Index	September 2019	$221,551	$3,346,039
The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2019  |  (Unaudited)  |
(Continued)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts net unrealized appreciation[1]	—	—	$3,346,039	—	—	—	$3,346,039
[1]	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in Net unrealized appreciation (depreciation).
For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Realized Gain (Loss) From:
Futures contracts	—	—	$28,926,772	—	—	—	$28,926,772
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$2,968,716	—	—	—	$2,968,716
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$171,717,280
For more information about the Master Portfolio's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For more information about the Master Portfolio's policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Master Portfolio's investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments: Common Stocks(a)	$20,031,335,010	$—	$—	$20,031,335,010
Short-Term Securities: Money Market Funds	303,585,805	—	—	303,585,805
	$20,334,920,815	$—	$—	$20,334,920,815
Derivative Financial Instruments(b)
Assets:
Equity contracts	$3,346,039	$—	$—	$3,346,039
(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
During the period ended June 30, 2019, there were no transfers between levels.

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | June 30, 2019 | (Unaudited)

Assets
Investments in securities, at value (including securities loaned of $95,091,731) (cost: $12,200,612,073)	$19,985,571,690
Investments at value—affiliated (cost—$333,918,196)	349,349,125
Cash pledged for futures contracts	9,576,800
Dividends—unaffiliated	16,319,883
Dividends—affiliated	510,019
Securities lending income—affiliated	18,531
Variation margin on futures contracts	1,000,800
Contributions from investors	16,521,544
Prepaid expenses	31,527
Total Assets	20,378,899,919
Liabilities
Collateral on securities loaned at value	98,105,170
Investment securities purchased	10,032,889
Accrued expenses	29,075
Investment advisory fees	634,430
Trustees' fees	67,813
Professional fees	16,485
Total Liabilities	108,885,862
Net Assets	$20,270,014,057
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	7,803,736,585
Investors’ capital	12,466,277,472
Net Assets	$20,270,014,057
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Operations
S&P 500 Index Master Portfolio | Year Ended June 30, 2019 | (Unaudited)

Investment Income
Dividends—unaffiliated	188,616,582
Dividends—affiliated	2,614,611
Securities lending—affiliated—net	345,706
Foreign taxes withheld	(667,399)
Total Investment Income	190,909,500
Expenses
Investment advisory	3,794,286
Director, Trustee, and Board meeting expenses	137,397
Professional	21,942
Total Expenses	3,953,625
Less fees waived and/or reimbursed by the Manager	(218,089)
Total Expenses After Fees Waived and/or Reimbursed	3,735,536
Net Investment Income	187,173,964
Realized And Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	(48,197,142)
Investments—affiliated	(179,738)
Futures contracts	28,926,772
Net Realized Gain (Loss)	(19,450,108)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	2,991,110,124
Investments—affiliated	7,697,401
Futures contracts	2,968,716
Net Change In Unrealized Appreciation (Depreciation)	3,001,776,241
Net Realized And Unrealized Gain	$2,982,326,133
Net Increase In Net Assets From Operations	$3,169,500,097

Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$187,173,964	$308,119,158
Net realized gain (loss) on investments	(19,450,108)	68,976,788
Net change in unrealized appreciation (depreciation)	3,001,776,241	(1,302,602,820)
Net Increase (decrease) in net assets from operations	3,169,500,097	(925,506,874)
Capital Transactions
Proceeds from contributions	2,917,255,952	9,671,286,018
Value of withdrawals	(3,073,670,801)	(5,263,924,715)
Total increase (decrease) in net assets from capital transactions	(156,414,849)	4,407,361,303
Total Increase In Net Assets	3,013,085,248	3,481,854,429
Net Assets
Beginning of period	$17,256,928,809	$13,775,074,380
End of period	$20,270,014,057	$17,256,928,809
The accompanying notes are an integral part of these financial statements.	Appendix

Financial Highlights
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Total Return	18.52%(a)	-4.38%	21.77%	11.92%	1.35%	13.63%
Ratio to Average Net Assets
Total expenses	0.04%(b)	0.04%	0.04%	0.04%	0.05%	0.05%
Total expenses after fees waived and/or reimbursed	0.04%(b)	0.04%	0.04%	0.04%	0.04%	0.05%
Net investment income	1.97%(b)	1.92%	1.93%	2.11%	2.00%	1.98%
Supplemental Data
Net assets, end of period (000)	$20,270,014	$17,256,929	$13,775,074	$9,791,759	$7,209,857	$5,748,578
Portfolio turnover rate	2%	12%	11%	4%	2%	3%

(a)	Aggregate total return for the period.
(b)	Annualized.

Appendix	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
S&P 500 Index Master Portfolio | (Unaudited)

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.
Prior Year Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”) a series of BlackRock Funds III. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.
On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:
Target Fund	Fair Value of Invesments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•  Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•  Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
•  Futures contracts traded on exchanges are valued at their last sale price.
If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:
•  Level 1—Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access
•  Level 2—Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)
•  Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Bank Plc	$2,259,642	$(2,259,642)	—
Barclays Capital, Inc.	2,277,793	(2,277,793)	—
BNP Paribas Securities Corp.	814,465	(814,465)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,703,587	(25,703,587)	—
Citigroup Global Markets, Inc.	9,809,071	(9,809,071)	—
Credit Suisse Securities (USA) LLC	356,116	(356,116)	—
Goldman Sachs & Co.	9,437,216	(9,437,216)	—
JP Morgan Securities LLC	43,725,776	(43,725,776)	—
UBS Securities LLC	708,065	(708,065)	—
	$95,091,731	$(95,091,731)	$—
[1]Cash collateral with a value of $98,105,170 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL, as applicable, has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. For the six months ended June 30, 2019, the amount waived and/or reimbursed was $159,339.
With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $58,750.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Master Portfolio’s assets invested in affiliated equity and fixedincome mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager in the Statement of Operations.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Master Portfolio paid BTC $112,193 in total for securities lending agent services and collateral investment fees.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the six months ended June 30, 2019, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers: Certain Trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$192,583,940	$39,440,422	$(9,380,548)
7.    Purchases and Sales
For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $385,117,181 and $422,475,948, respectively.
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.
As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$12,264,788,466
Gross unrealized appreciation	$8,766,910,889
Gross unrealized depreciation	$(693,432,501)
Net unrealized appreciation	$8,073,478,388
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements	Appendix

Disclosure of Investment Advisory Agreement
S&P 500 Index Master Portfolio | (Unaudited)

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. iShares S&P 500 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”
Activities and Composition of the Board
On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).
The Agreement
Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration of the Agreement entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Master Portfolio and the Portfolio. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.
During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Master Fund’s and the Fund’s adherence to its applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l)

                Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.
Board Considerations in Approving the Agreement
The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio and the Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (h) sales and redemption data regarding the Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolio’s and the Portfolio’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Portfolio as compared with the Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and the Portfolio, as applicable;
(v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Portfolio’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.
B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock:
The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Portfolio’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to its Performance Peers and the performance of the Portfolio as compared with its benchmark. The Board and its Performance Oversight
Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long- term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.
The Board noted that for the past five one-year periods reported, the Portfolio’s net performance was within the tolerance range of its benchmark for three of the five periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Portfolio, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Portfolio’s out of tolerance performance over the applicable periods.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio:
The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with those of the Portfolio’s Expense Peers. The contractual advisory rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided

                Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
In addition, the Board considered the estimated cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolio and the Portfolio, to the Master Portfolio or the Portfolio, as pertinent. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio ranked in the first and third quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board further noted that BlackRock and the Board agreed to a lower advisory fee rate and a lower administrative fee rate. These reductions were implemented on July 1, 2019. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for certain other fees and expenses.
D. Economies of Scale:
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.
E. Other Factors Deemed Relevant by the Board Members:
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.
Conclusion
The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Master Portfolio, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio

Mark Stalnecker, Chair of the Board and Trustee
Bruce R. Bond, Trustee
Susan J. Carter, Trustee
Collette Chilton, Trustee
Neil A. Cotty, Trustee
Lena G. Goldberg, Trustee
Robert M. Hernandez, Trustee
Henry R. Keizer, Trustee
Cynthia A. Montgomery, Trustee
Donald C. Opatrny, Trustee
Joseph P. Platt, Trustee
Kenneth L. Urish, Trustee
Claire A. Walton, Trustee
Robert Fairbairn, Trustee
John M. Perlowski, Trustee, President and Chief Executive Officer
Thomas Callahan, Vice President
Jennifer McGovern, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Charles Park, Chief Compliance Officer
John MacKessy, Anti-Money Laundering Compliance Officer
Benjamin Archibald, Secretary
Appendix

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203
This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The registrant's principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant's disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported by the filing date, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Director

Date: September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Director

Date: September 4, 2019

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: September 4, 2019